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                                                                    EXHIBIT (10)



                   EMPLOYMENT AGREEMENTS BETWEEN WACHOVIA AND
                             CERTAIN NAMED OFFICERS


                              EMPLOYMENT AGREEMENT

                           This EMPLOYMENT AGREEMENT, made and entered into as
of the 1st day of November, 2001, by and between Wachovia Corporation (the "Company"), a North Carolina corporation, and BENJAMIN P. JENKINS, III (the "Executive");

                           WHEREAS, the Management Resources & Compensation
Committee (the "Committee") of the Board of Directors of the Company (the "Board") has determined that it is in the best interests of the Company and its stockholders to assure that the Company will have the continued service of the Executive. The Committee believes it is imperative to encourage the Executive's full attention and dedication to the Company, and to provide the Executive with compensation and benefits arrangements upon a termination of employment with the Company which ensure that the compensation and benefits expectations of the Executive will be satisfied and which are competitive with those of other corporations.

         NOW, THEREFORE, in order to accomplish the objectives set forth above and in consideration of the mutual covenants herein contained, the parties hereby agree as follows:

         1. Employment Period. (a) The "Effective Date" shall mean the date hereof.

                  (b) The Company hereby agrees to continue the Executive in its employ, and the Executive hereby agrees to remain in the employ of the Company upon the terms and conditions set forth in this Agreement, for the period commencing on the Effective Date and ending on the third anniversary thereof (the "Employment Period"); provided, however, that commencing on the date one year after the date hereof, and on each annual anniversary of such date (such date and each annual anniversary thereof shall be hereinafter referred to as the "Renewal Date"), unless previously terminated, the Employment Period shall be automatically extended so as to terminate three years from such Renewal Date, unless at least 90 days prior to the Renewal Date the Company or the Executive, respectively, shall give notice to the Executive or the Company, respectively, that the Employment Period shall not be so extended. Notwithstanding the foregoing, in the event a "Change in Control" (as defined herein) occurs, the Employment Period, unless previously terminated, shall be extended immediately prior to the Change in Control so that the Employment Period shall terminate no earlier than three years from such Change in Control.

         2. Terms of Employment. (a) Positions and Duties. (i) During the Employment Period, the Company agrees to employ the Executive, and the Executive agrees to serve as an employee of the Company and as an employee of one or more of its subsidiaries. The Executive shall perform such duties and responsibilities, in such capacity and with such authority, for the Company (or one or more of its subsidiaries) as the Company may designate from time to time. Such duties shall be of a type for which the Executive is suited by background, experience and training, in the Company's reasonable discretion.

                           (ii)     During the Employment Period, and excluding
any periods of vacation and sick leave to which the Executive is entitled, the Executive agrees to devote his full professional attention and time during normal business hours to the business and affairs of the Company and to perform the responsibilities assigned to the Executive hereunder. During the Employment Period it shall not be a violation of this Agreement for the Executive to (A) serve on corporate, civic or charitable boards or committees, (B) deliver lectures, fulfill speaking engagements or teach at educational institutions, and
(C) manage personal investments, so long as such activities do not interfere with the performance of the Executive's responsibilities as an employee of the Company in accordance with this Agreement and are consistent with the Company's policies. It is expressly understood and agreed that to the extent that any such activities have been conducted by the Executive prior to the Effective Date, the continued conduct of such activities (or the conduct of activities similar in nature and scope thereto) subsequent to the Effective Date shall not thereafter be deemed to interfere with the performance of the Executive's responsibilities to the Company.


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                  (b)      Compensation. (i) Salary and Bonus. For all services
rendered by the Executive in any capacity under this Agreement, the Company shall pay the Executive during the Employment Period as compensation (i) an annual salary in an amount not less than the amount of the Executive's annual salary as of the Effective Date (the "Annual Base Salary") and (ii) such annual cash incentive bonus, if any, as may be awarded to him by the Board or by a Committee designated by the Board (the "Annual Bonus"). Such salary shall be payable in accordance with the Company's customary payroll practices, and any such bonus shall be payable in cash in accordance with the Company's incentive bonus plans from which the Annual Bonus is awarded. During the Employment Period prior to the Date of Termination, the Annual Base Salary shall be reviewed in accordance with the Company's policies and procedures applicable to the Executive and may be increased from time to time consistent with such procedures. Any increase in Annual Base Salary shall not serve to limit or reduce any other obligation to the Executive under this Agreement. In the event the Executive's actual Annual Base Salary is increased above the then current Annual Base Salary during the Employment Period, such increased Annual Base Salary shall constitute "Annual Base Salary" for purposes of this Agreement, and may not thereafter be reduced except with the written consent of the Executive.

                           (ii)     Employee Benefits.  During the Employment
Period prior to the Date of Termination, the Executive and/or the Executive's family, as the case may be, shall be eligible to participate in employee benefit plans generally available to other peer executives of the Company or its subsidiaries, including without limitation, employee stock purchase plans, savings plans, retirement plans, welfare benefit plans (including, without limitation, medical, prescription, dental, disability, life, accidental death, and travel accident insurance, but excluding severance plans) and similar plans, practices, policies and programs. In addition, during the Employment Period, the Executive shall be eligible to participate in the Company's stock-based incentive compensation plans then available to other peer executives of the Company with awards thereunder determined by the Board or by a Committee designated by the Board, in its sole discretion, except as provided in this Agreement.

                           (iii)    Expenses.  During the Employment Period
prior to the Date of Termination, the Executive shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the Executive in accordance with the policies, practices and procedures of the Company and its affiliated companies in effect for the Executive at the time the expense is incurred.

                           (iv)     Fringe Benefits.  During the Employment
Period prior to the Date of Termination, the Executive shall be entitled to fringe benefits and perquisite plans or programs of the Company and its affiliated companies generally available to executives who are peers of the Executive; provided that the Company reserves the right to modify, change or terminate such fringe benefits and perquisite plans or programs from time to time, in its sole discretion.

                           (v)      Indemnification/D&O Insurance.  During the
Employment Period for acts prior to the Date of Termination, the Executive shall be entitled to indemnification with respect to the performance of his duties hereunder, and directors' and officers' liability insurance, on the same terms and conditions as generally available to other peer executives of the Company and its affiliated companies.

         3. Termination of Employment.(a) Retirement, Death or Disability. The Executive's employment shall terminate automatically upon the Executive's death or Retirement (as defined herein) during the Employment Period. For purposes of this Agreement, "Retirement" shall mean either (i) voluntary termination by the Executive of the Executive's employment upon satisfaction of the requirements for early retirement under the Company's tax-qualified defined benefit pension plan or (ii) voluntary termination by the Executive of the Executive's employment upon satisfaction of the requirements for normal retirement under the terms of the Company's tax-qualified pension plan. If the Company determines in good faith that Disability of the Executive has occurred during the Employment Period (pursuant to the definition of Disability set forth below), it may give to the Executive written notice in accordance with this Agreement of its intention to terminate the Executive's employment. In such event, the Executive's employment with the Company shall terminate effective on the 30th day after receipt of such notice by the Executive (the "Disability Effective Date"), provided that, within the 30 days after such receipt, the Executive shall not have returned to full-time performance of the Executive's duties. For purposes of this Agreement, "Disability" shall mean termination of the Executive's employment upon satisfaction of the requirements to receive benefits under the Company's long-term disability plan.


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                  (b)      Cause.  The Company may terminate the Executive's
employment during the Employment Period for Cause. For purposes of this Agreement, "Cause" shall mean:

                           (i)      the continued and willful failure of the
Executive to perform substantially the Executive's duties with the Company or one of its affiliates (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to the Executive by the Company which specifically identifies the manner in which the Company believes that the Executive has not substantially performed the Executive's duties and a reasonable time for such substantial performance has elapsed since delivery of such demand, or

                           (ii)     the willful engaging by the Executive in
illegal conduct or gross misconduct which is materially injurious to the Company.

For purposes of this provision, no act or failure to act, on the part of the Executive, shall be considered "willful" unless it is done, or omitted to be done, by the Executive in bad faith or without reasonable belief that the Executive's action or omission was in the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or upon the instructions of the Chairman of the Board or a senior executive officer of the Company or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of the Company. Following a Change in Control (as defined herein), the Company's termination of the Executive's employment shall not be deemed to be for Cause unless and until there shall have been delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of not less than three-fourths of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice is provided to the Executive and the Executive is given an opportunity, together with counsel, to be heard before such Board), finding that, in the good faith opinion of such Board, the Executive is guilty of the conduct described in subparagraph (i) or (ii) above, and specifying the particulars thereof in detail.

                  (c) Good Reason. The Executive's employment may be terminated by the Executive for Good Reason. For purposes of this Agreement, "Good Reason" shall mean, in the absence of a written consent of the Executive which expressly refers to a provision of this Section 3(c):

                           (i)      prior to a Change in Control, the
substantial diminution in the overall importance of the Executive's role, as determined by balancing (A) any increase or decrease in the scope of the Executive's management responsibilities against (B) any increase or decrease in the relative sizes of the businesses, activities or functions (or portions thereof) for which the Executive has responsibility; provided, however, that none of (I) a change in the Executive's title, (II) a change in the hierarchy,
(III) a change in the Executive's responsibilities from line to staff or vice versa, and (IV) placing the Executive on temporary leave pending an inquiry into whether the Executive has engaged in conduct that could constitute "Cause" under this Agreement, either individually or in the aggregate shall be considered Good Reason;

                           (ii)     any failure by the Company to comply with
any material provision of this Agreement (including, without limitation, any provision of Section 2 of this Agreement), other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive;

                           (iii)    any purported termination by the Company of
the Executive's employment otherwise than as expressly permitted by this Agreement;

                           (iv)     at any time prior to the Executive reaching
age 63, the Company giving notice to the Executive of its intention not to extend the term of this Agreement as provided in Section 1(b);

                           (v)      following a Change in Control, the
relocation of the principal place of the Executive's employment to a location that is more than 35 miles from such principal place of employment immediately prior to the date the proposed Change in Control is publicly announced, or the Company's requiring the Executive to travel on Company business to a substantially greater extent than required immediately prior to the Change in Control;


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                           (vi)     following a Change in Control, the Company's
requiring the Executive or all or substantially all of the employees of the Company who report directly to the Executive immediately prior to the date the proposed Change in Control is publicly announced to be based at any office or location other than such person's office or location on such date;

                           (vii)  any failure by the Company to comply with and
satisfy Section 9(c) of this Agreement; or

                           (viii)  following a Change in Control, assignment to
the Executive of any duties inconsistent in any respect with the Executive's position as in effect immediately prior to the public announcement of the proposed Change in Control (including status, offices, titles and reporting requirements), authority, duties or responsibilities, or any other action by the Company which results in any diminution in such position, authority, duties or responsibilities.

For purposes of this Section 3(c), any good faith determination of "Good Reason" made by the Executive after a Change in Control shall be conclusive (including any such determination when the Executive is then eligible for Retirement). In the event the Company challenges the Executive's determination of Good Reason, the Company shall continue to make the payments and provide the benefits to the Executive as set forth in Section 4(a). If it is finally determined pursuant to the procedures set forth in this Agreement that the Executive's termination was not for Good Reason, the Executive shall reimburse the Company the amounts to which it is finally determined to be entitled.

                  (d) Notice of Termination. Any termination by the Company for Cause, or by the Executive for Good Reason, shall be communicated by Notice of Termination to the other party hereto given in accordance with this Agreement. For purposes of this Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date (which date shall be not more than 30 days after the giving of such notice). The failure by the Executive or the Company to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason or Cause shall not waive any right of the Executive or the Company, respectively, hereunder or preclude the Executive or the Company, respectively, from asserting such fact or circumstance in enforcing the Executive's or the Company's rights hereunder. To be effective, a Notice of Termination given by the Executive terminating employment with the Company for Good Reason must be received by the Company no later than 60 days from the event(s) giving rise to the Good Reason termination.

                  (e) Date of Termination. "Date of Termination" means (i) if the Executive's employment is terminated by the Company for Cause, the date of receipt of the Notice of Termination, unless the Company agrees to a later date no more than 30 days after such notice, as the case may be, (ii) if the Executive's employment is terminated by the Executive for Good Reason or Retirement, the date of receipt of the Notice of Termination or any later date specified therein within 30 days of such notice, as the case may be, (iii) if the Executive's employment is terminated by the Company other than for Cause or Disability, the date on which the Company notifies the Executive of such termination or any later date specified therein within 30 days of such notice, as the case may be, (iv) if the Executive's employment is terminated by reason of death or Disability, the date of death of the Executive or the Disability Effective Date, as the case may be, and (v) if the Executive's employment is terminated by the Executive for other than Good Reason, death, Disability or Retirement, the date that is 60 days after the date of receipt of the Notice of Termination by the Company, provided, however, the Company may elect to waive such notice or place the Executive on paid leave for all or any part of such 60-day period during which the Executive will be entitled to continue to receive the Annual Base Salary but shall not receive any Annual Bonus or any other payment from the Company other than reimbursement for expenses as contemplated in Section 2(b)(iii) and continued participation in the employee benefit plans as contemplated in Section 2(b)(ii).

                  (f) Change in Control. For purpose of this Agreement, a "Change in Control" shall mean:


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                           (i)      The acquisition by any individual, entity or
group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding
Company Voting Securities"; provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in
Control: (1) any acquisition directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (4) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) of this Section 3(f); or

                           (ii)     Individuals who, as of the date hereof,
constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or contests by or on behalf of a Person other than the Board; or

                           (iii)    Consummation of a reorganization, merger,
share exchange or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from the Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board immediately prior to the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                           (iv)     Approval by the stockholders of the Company
of a complete liquidation or dissolution of the Company.

         4. Obligations of the Company upon Termination. (a) Good Reason; Company Termination other than for Cause, Death, Disability or Retirement. If, during the Employment Period, the Company shall terminate the Executive's employment other than for Cause, Death, Disability or Retirement or the Executive shall terminate employment for Good Reason:

                                    (i)      the Company shall pay to the
Executive in a lump sum in cash within 30 days after the Date of Termination the aggregate of (A) the Executive's Annual Base Salary through the Date of Termination to the extent not theretofore paid, and (B) the product of (1) an Annual Bonus of an amount equal to the greater of (x) the highest annual cash incentive bonus paid by the Company to the Executive for the three calendar years prior to the Date of Termination or (y) the Executive's then applicable "target" incentive bonus under


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the then applicable cash incentive compensation plan prior to the Date of
Termination (the greater of clauses (x) or (y) is defined as the "Base Bonus"), and (2) a fraction, the numerator of which is the number of days in the fiscal year in which the Date of Termination occurs through the Date of Termination, and the denominator of which is 365, to the extent not theretofore paid (the "Pro Rata Bonus"), (C) any unpaid Annual Bonus for the prior year, (D) any compensation previously deferred by the Executive (together with any accrued interest or earnings thereon) and (E) any accrued paid time off, in each case to the extent not theretofore paid (the sum of the amounts described in clauses
(A), (B), (C), (D) and (E) shall be hereinafter referred to as the "Accrued Obligations").

For purposes of determining the Base Bonus hereunder, the Company shall exclude any special or one-time bonuses and any premium enhancements to bonuses but shall include any portions of bonuses (other than the excluded bonuses) which have been deferred by the Executive;

                           (ii)     for each of the three years after the
Executive's Date of Termination (the "Compensation Continuance Period"), the Company shall pay to the Executive a cash benefit equal to the sum of (A) the Executive's highest Annual Base Salary during the twelve months immediately prior to the Date of Termination, (B), the Base Bonus, and (C) the amount equal to the highest matching contribution by the Company to the Executive's account in the Company's 401(k) plan for the five years immediately prior to the Date of Termination (the payments described in clauses (A), (B) and (C) shall be hereinafter referred to as the "Compensation Continuance Payments" and, together with the benefits referred to in Sections 4(a)(iii), (iv), (v), (vi) and (vii), shall be hereinafter referred to as the "Compensation Continuance Benefits"). The Company shall make the Compensation Continuance Payments no more frequently than semi-monthly (and may make the Compensation Continuance Payments in accordance with the Company's normal payroll policies and practices), and shall withhold from the Compensation Continuance Payments all applicable federal, state and local taxes. Notwithstanding anything contained in this Agreement to the contrary, in the event a Change of Control has occurred on or prior to the Date of Termination, the Company shall pay the Compensation Continuance Payments to the Executive in a lump sum in cash within 30 days after the Date of Termination.

                           (iii)    during the Compensation Continuance Period
(or for the remainder of the Executive's life if such Date of Termination is after a Change in Control), or such longer period as may be provided by the terms of the appropriate plan, program, practice or policy, the Company shall continue medical, dental and life insurance benefits to the Executive and/or the Executive's family on a substantially equivalent basis to those which would have been provided to them in accordance with the medical, dental and life insurance plans, programs, practices and policies described in Section 2(b)(iv) of this Agreement if the Executive's employment had not been terminated. Notwithstanding the foregoing, in the event the Executive becomes reemployed with another employer and becomes eligible to receive medical, dental and/or life insurance benefits from such employer, the medical, dental and/or life insurance benefits described herein shall be secondary to such benefits during the period of the Executive's eligibility, but only to the extent that the Company reimburses the Executive for any increased cost and provides any additional benefits necessary to give the Executive the benefits provided hereunder. For purposes of determining eligibility (but not the time of commencement of benefits) of the Executive for retiree benefits pursuant to such plans, practices, programs and policies, the Executive shall be considered to have terminated employment with the Company on the Date of Termination. Notwithstanding the foregoing, if the Company reasonably determines that providing continued coverage under one or more of its welfare benefit plans contemplated herein could adversely affect the tax treatment of other participants covered under such plans, or would otherwise have adverse legal ramifications, the Company may, in its discretion, either (A) provide other coverage at least as valuable as the continued coverage through insurance or otherwise, or (B) pay the Executive a lump sum cash amount that reasonably approximates the after-tax value to the Executive of the premiums for continued coverage, in lieu of providing such continued coverage;

                           (iv)     during the Compensation Continuance Period,
to the extent not otherwise vested in accordance with the Company's stock compensation plans, all unvested options to purchase shares of Company common stock and restricted stock awards will continue to vest in accordance with the applicable terms of such stock option or restricted stock grants as if the Executive's employment with the Company had not been terminated. At the end of the Compensation Continuance Period, to the extent not otherwise vested in accordance with the preceding sentence, all unvested stock options and restricted stock awards will vest. Notwithstanding the termination of the Executive's employment with the Company, all stock options granted to the Executive as of the date of this Agreement and during the Employment Period will be exercisable until the scheduled expiration date of such stock options; provided, however, in the event any such stock options are designated as "incentive stock options" pursuant to section 422 of the Code (as defined herein), such stock options shall be treated as non-qualified stock options for purposes of this sentence to the extent that they are exercised after the period specified in section 422(a)(2) of the Code (to the extent such provision applies);

                           (v)      during the Compensation Continuance Period,
the Executive shall be entitled to continue to participate in the Company's fringe benefit and perquisite plans or programs in which the Executive participated immediately prior to the Date of Termination, in each case in accordance with the Company's plans, programs, practices and policies;

                           (vi)     to the extent not theretofore paid or
provided, the Company shall timely pay or provide to the Executive any other amounts or benefits required to be paid or provided or which the Executive is eligible to receive under any plan, program, policy or practice or contract or agreement of the Company and its affiliated companies (excluding any severance plan, program, policy or practice) through the Date of Termination (such other amounts and benefits shall be hereinafter referred to as the "Other Benefits"); and

                           (vii)    the Company will provide outplacement
services to the Executive in accordance with the Company's policies generally applicable to involuntarily terminated employees.

                  (b) Death. If the Executive's employment is terminated by reason of the Executive's death during the Employment Period, this Agreement shall terminate without further obligations to the Executive's legal representatives under this Agreement, other than for payment of Accrued Obligations, Other Benefits, and the payment of an amount equal to the Executive's Annual Base Salary. Accrued Obligations and cash payments pursuant to the preceding sentence shall be paid to the Executive's estate or beneficiary, as applicable, in a lump sum in cash within 30 days of the Date of Termination. With respect to the provision of Other Benefits, the term Other Benefits as utilized in this Section 4(b) shall include, without limitation, and the Executive's estate and/or beneficiaries shall be entitled to receive, death benefits then applicable to the Executive.

                  (c) Retirement. If the Executive's employment is terminated by reason of the Executive's Retirement during the Employment Period, this Agreement shall terminate without further obligations to the Executive under this Agreement, other than for payment of Accrued Obligations and Other Benefits. Accrued Obligations shall be paid to the Executive in a lump sum in cash within 30 days of the Date of Termination. With respect to the provision of Other Benefits, the term Other Benefits as utilized in this Section 4(c) shall include, without limitation, and the Executive shall be entitled to receive, all retirement benefits then applicable to the Executive.

                  (d) Disability. If the Executive's employment is terminated by reason of the Executive's Disability during the Employment Period, this Agreement shall terminate without further obligations to the Executive, other than for payment of Accrued Obligations, Other Benefits, and the payment of an amount equal to the Executive's Annual Base Salary. Accrued Obligations and the cash payments pursuant to the preceding sentence shall be paid to the Executive in a lump sum in cash within 30 days of the Date of Termination. With respect to the provision of Other Benefits, the term Other Benefits as utilized in this Section 4(d) shall include, and the Executive shall be entitled after the Disability Effective Date to receive, disability and other benefits then applicable to the Executive.

                  (e) Cause; Other than for Good Reason. If the Executive's employment shall be terminated by the Company for Cause or by the Executive without Good Reason (other than for Retirement) during the Employment Period, this Agreement shall terminate without further obligations of the Company to the Executive other than the obligation to pay to the Executive (x) his Annual Base Salary through the Date of Termination, (y) the amount of any compensation previously deferred by the Executive, and (z) Other Benefits, in each case only to the extent owing and theretofore unpaid.

         5. Non-exclusivity of Rights. Nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any plan, program, policy or practice provided by the Company or any of its affiliated companies and for which the Executive may qualify (excluding any severance plan or program of the Company), nor subject to Section 11(f), shall anything herein limit or otherwise affect such rights as the Executive may have under any contract or agreement with the Company or any of its affiliated companies. Amounts which are vested benefits or which the Executive is otherwise entitled to receive under any plan, policy, practice or program of or any contract or agreement with the Company or any of its affiliated companies at or subsequent to the Date of Termination shall be payable in accordance with such plan, policy, practice or program or contract or agreement except as explicitly modified by this Agreement.

         6. Full Settlement. Except as specifically provided in this Agreement, the Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against the Executive or others. In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement and, such amounts shall not be reduced whether or not the Executive obtains other employment. The Executive acknowledges and agrees that subject to the payment by the Company of the benefits provided in this Agreement to the Executive, in no event will the Company or its subsidiaries or affiliates be liable to the Executive for damages under any claim of breach of contract as a result of the termination of the Executive's employment. In the event of such termination, the Company shall be liable only to provide the benefits specified in this Agreement. The Company agrees to pay as incurred, to the full extent permitted by law, all legal fees and expenses which the Executive may reasonably incur as a result of any contest by the Company, the Executive or others of the validity or enforceability of, or liability under, any provision of this Agreement or any guarantee of performance thereof (including as a result of any contest by the Executive about the amount of any payment pursuant to this Agreement), plus in each case interest on any delayed payment at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Internal Revenue Code of 1986, as amended (the "Code"). Notwithstanding the foregoing, if it is finally judicially determined that the Executive brought any claims contemplated in the previous sentence in bad faith, the Executive shall reimburse the Company for such fees and expenses which are reasonably related to such bad faith claim.

         7. Covenants. (a) The Executive shall hold in a fiduciary capacity for the benefit of the Company all secret, non-public or confidential information, knowledge or data relating to the Company or any of its affiliated companies, and their related businesses, which shall have been obtained by the Executive during the Executive's employment by the Company or any of its affiliated companies (or predecessors thereto). After termination of the Executive's employment with the Company, the Executive shall not, without the prior written consent of the Company or as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than the Company and those designated by it. In addition to the foregoing, the Executive will refrain from taking any action or making any statements, written or oral, which are intended to or which disparage the business, goodwill or reputation of the Company or any of its affiliated companies, or their respective directors, officers, executives or other employees, or which could adversely affect the morale of employees of the Company or any of its affiliated companies.

                  (b) (i) While employed by the Company and for three years after the Date of Termination (which may include the Compensation Continuance Period), the Executive shall not, directly or indirectly, on behalf of the Executive or any other person, (A) solicit for employment by other than the Company, (B) encourage to leave the employ of the Company, or (C) interfere with the Company's or its affiliated companies' relationship with, any person employed by the Company or its affiliated companies.

                           (ii)  While employed by the Company and for three
years after the Date of Termination (which may include the Compensation Continuance Period), the Executive will not become a director, officer, employee or consultant engaging in activities similar to those performed by a senior officer for any business which is in competition with any line of business of the Company or its affiliates and in which the Executive participated in a direct capacity while he was employed by the Company or its affiliates (including predecessors thereof) at any time within the one year period preceding the Effective Date and which has offices in any location in which the Executive had supervisory responsibility in the geographic footprint of First Union National Bank (or successors thereto, including but not limited to, Florida, Georgia, South Carolina, Tennessee, North Carolina, Virginia, Maryland, Pennsylvania, New Jersey, Delaware, New York, Connecticut, and Washington, D.C. plus any other state or states added during the Employment Period) during that one year period. The Executive expressly acknowledges the reasonableness of such restrictions and such geographic area. Further, during such period, the Executive will not acquire an equity or equity-like interest in such an organization for his own account, except that he may acquire equity interests of not more than 5% of any such organization from time to time as an investment. Notwithstanding anything to the contrary contained herein, this Section 7(b)(ii) shall not apply if the Executive terminates employment with the Company pursuant to Retirement or the Executive terminates employment with the Company for any reason following a Change in Control or the Company terminates the Executive's employment for any reason following a Change in Control. Upon the Executive's request to the Company's Chief Executive Officer, the Company will provide an advance opinion as to whether a proposed activity would violate the provisions of this Section 7(b)(ii).

                           (iii)    During the Compensation Continuance Period,
the Executive shall provide consulting services to the Company at such time or times as the Company shall reasonably request, subject to appropriate notice and to reimbursement by the Company of all reasonable travel and other expenses incurred and paid by the Executive in accordance with the Company's then-current policy for expense reimbursement. In the event the Executive shall engage in any employment permitted hereunder during the Compensation Continuance Period for another employer or on a self-employed basis, the Executive's obligation to provide the consulting services hereunder shall be adjusted in accordance with the requirements of such employment.

                  (c)      In the event of a breach or threatened breach of this
Section 7, the Executive agrees that the Company shall be entitled to injunctive relief in a court of appropriate jurisdiction to remedy any such breach or threatened breach and, prior to a Change in Control, the Company may terminate the Compensation Continuance Period and the Compensation Continuance Benefits, if applicable, in its sole discretion. The Executive acknowledges that monetary damages would be inadequate and insufficient remedy for a breach or threatened breach of Section 7. Following the occurrence of a Change in Control, in no event shall an asserted violation of the provisions of this Section 7 constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement. If it is finally determined pursuant to the procedures set forth in this Agreement that the Executive did not breach this
Section 7, the Company shall reimburse the Executive the amounts to which it is finally determined to be entitled.

                  (d) Any termination of the Executive's employment or of this Agreement shall have no effect on the continuing operation of this Section 7; provided, however, upon termination of this Agreement due to the Company's or the Executive's failure to extend the term of this Agreement pursuant to Section 1(b), Section 7(b)(ii) shall no longer apply to the Executive if the Executive's employment shall terminate after the term of this Agreement expires; and provided, further, Section 7(b)(ii) shall not apply if the Executive terminates employment with the Company pursuant to Retirement or the Executive terminates employment with the Company for any reason following a Change in Control or the Company terminates the Executive's employment for any reason following a Change in Control.

                  (e) The Executive hereby agrees that prior to accepting employment with any other person or entity during the Employment Period or during the three years following the Date of Termination (which may include the Compensation Continuance Period), the Executive will provide such prospective employer with written notice of the existence of this Agreement and the provisions of Section 3(e) and this Section 7, with a copy of such notice delivered simultaneously to the Company in accordance with Section 11(c). The foregoing provision shall not apply if the Company terminates the Executive's employment without Cause following a Change in Control, or if the Executive terminates his employment for Good Reason following a Change in Control.

         8. Certain Additional Payments by the Company. (a) Anything in this Agreement to the contrary notwithstanding and except as set forth below, in the event it shall be determined that any payment or distribution by the Company to or for the benefit of the Executive following a Change in Control (whether paid or payable or distributed or distributable pursuant to the terms of the Agreement or otherwise, but determined without regard to any additional payments required under this Section 8) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code (or any successor statute) or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

                  (b) Subject to the provisions of Section 8(c), all determinations required to be made under this Section 8, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by KPMG LLP or such other certified public accounting firm reasonably acceptable to the Company (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and the Executive within 30 business days of the receipt of notice from the Company that there has been a Payment, or such earlier time as is requested by the Company. All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 8, shall be paid by the Company to the Executive by the due date for the payment of any Excise Tax, or, if earlier, 30 days after the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to Section 8(c) and the Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive.

                  (c) The Executive shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten business days after the Executive is informed in writing of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

                           (i)      give the Company any information reasonably
requested by the Company relating to such claim,

                           (ii)     take such action in connection with
contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

                           (iii)    cooperate with the Company in good faith in
order to effectively contest such claim, and

                           (iv)     permit the Company to participate in any
proceedings relating to such claim;

provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 8(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

                  (d) If, after the receipt of an amount advanced by the Company pursuant to Section 8(c), the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall (subject to the Company's complying with the requirements of Section 8(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto) upon receipt thereof. If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 8(c), a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial or refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

                  (e) For purposes of this Section 8, any reference to the Executive shall be deemed to include the Executive's surviving spouse, estate and/or beneficiaries with respect to payments or adjustments provided by this
Section 8.

         9. Successors. (a) This Agreement is personal to the Executive and without the prior consent of the Company shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution.

                  (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

                  (c) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly in writing and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

         10. Arbitration. Except with respect to the Company's rights to injunctive relief for matters arising under Section 7 of this Agreement, any disputes or controversies arising under or in connection with this Agreement (including, without limitation, whether any such disputes or controversies have been brought in bad faith) shall be settled exclusively by arbitration in Charlotte, North Carolina in accordance with the commercial arbitration rules of the American Arbitration Association then in effect; provided, however, that the Company may invoke the American Arbitration Association's Optional Rules for Emergency Measures of Protection. Judgment may be entered on the arbitrator's award in any court having jurisdiction.

         11. General Provisions. (a) Governing Law; Amendment; Modification. This Agreement shall be governed and construed in accordance with the laws of the State of North Carolina, without reference to principles of conflict of laws. This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto.

                  (b) Severability. If, for any reason, any provision of this Agreement is held invalid, such invalidity shall not affect any other provision of this Agreement not held so invalid, and each such other provision shall to the full extent consistent with law continue in full force and effect. If any provision of this Agreement shall be held invalid in part, such invalidity shall in no way affect the rest of such provision not held so invalid and the rest of such provision, together with all other provisions of this Agreement, shall to the full extent consistent with law continue in full force and effect.

                  (c) Notices. All notices under this Agreement shall be in writing and shall be deemed effective when delivered in person (in the Company's case, to its Secretary) or forty-eight (48) hours after deposit thereof in the U.S. mail, postage prepaid, for delivery as registered or certified mail -- addressed, in the case of the Executive, to such Executive at his residential address, and in the case of the Company, to its corporate headquarters, attention of the Secretary, or to such other address as the Executive or the Company may designate in writing at any time or from time to time to the other party. In lieu of notice by deposit in the U.S. mail, a party may give notice by telegram or telex.

                  (d) Tax Withholding. The Company may withhold from any amounts payable under this Agreement such Federal, state, local or foreign taxes as shall be required to be withheld pursuant to any applicable law or regulation.

                  (e) Strict Compliance. The Executive's or the Company's failure to insist upon strict compliance with any provision of this Agreement or the failure to assert any right the Executive or the Company may have hereunder, including, without limitation, the right of the Executive to terminate employment for Good Reason pursuant to Section 3(c) of this Agreement, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement. The waiver, whether express or implied, by either party of a violation of any of the provisions of this Agreement shall not operate or be construed as a waiver of any subsequent violation of any such provision.

                  (f) Entire Understanding. From and after the Effective Date this Agreement shall supersede any other agreement between the parties with respect to the subject matter hereof, including without limitation, the Employment Agreement between the Company and the Executive dated as of November 15, 1999.

                  (g) Conflicts with Plans. To the extent any plan, policy, practice or program of or contract or agreement with the Company attempts to cap, restrict, limit or reduce payments to the Executive hereunder, such caps, restrictions, limitations or reductions are expressly modified to permit the payments contemplated hereby and the parties intend that the terms of this Agreement shall be construed as having precedence over any such caps, restrictions, limitations or reductions.

                  (h) Release and Waiver of Claims. In consideration of any Compensation Continuance Benefits the Company provides to the Executive under this Agreement, the Executive upon termination of employment with the Company shall execute a separate general release and waiver of claims in favor of the Company, its affiliates and personnel in a form acceptable to the Company. The Executive shall not be eligible for any Compensation Continuance Benefits until the Executive has executed such release and waiver of claims.

                  (i) Creditor Status. No benefit or promise hereunder shall be secured by any specific assets of the Company. The Executive shall have only the rights of an unsecured general creditor of the Company in seeking satisfaction of such benefits or promises.

                  (j) No Assignment of Benefits. No right, benefit or interest hereunder shall be subject to assignment, encumbrance, charge, pledge, hypothecation or set off in respect of any claim, debt or obligation, or similar process.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its officers thereunto duly authorized, and the Executive has signed this Agreement under seal, all as of the date and year first above written.

WACHOVIA CORPORATION                        ATTEST:                       [SEAL]



By: /s/ G. Kennedy Thompson                 /s/ Mark C. Treanor
    --------------------------              -------------------
Name: G. Kennedy Thompson                   Mark C. Treanor
Title: Chief Executive Officer              Secretary


/s/ Benjamin P. Jenkins, III          (SEAL)
------------------------------
Benjamin P. Jenkins, III

                              EMPLOYMENT AGREEMENT

                           This EMPLOYMENT AGREEMENT, made and entered into as
of the 1st day of November, 2001, by and between Wachovia Corporation (including predecessors thereto, the "Company"), a North Carolina corporation, and DONALD
A. MCMULLEN, JR. (the "Executive");

                           WHEREAS, the Management Resources & Compensation
Committee (the "Committee") of the Board of Directors of the Company (the "Board") has determined that it is in the best interests of the Company and its stockholders to assure that the Company will have the continued service of the Executive. The Committee believes it is imperative to encourage the Executive's full attention and dedication to the Company, and to provide the Executive with compensation and benefits arrangements upon a termination of employment with the Company which ensure that the compensation and benefits expectations of the Executive will be satisfied and which are competitive with those of other corporations.

         NOW, THEREFORE, in order to accomplish the objectives set forth above and in consideration of the mutual covenants herein contained, the parties hereby agree as follows:

         1. Employment Period. (a) The "Effective Date" shall mean the date hereof.

                  (b) The Company hereby agrees to continue the Executive in its employ, and the Executive hereby agrees to remain in the employ of the Company upon the terms and conditions set forth in this Agreement, for the period commencing on the Effective Date and ending on the third anniversary thereof (the "Employment Period"); provided, however, that commencing on the date one year after the date hereof, and on each annual anniversary of such date (such date and each annual anniversary thereof shall be hereinafter referred to as the "Renewal Date"), unless previously terminated, the Employment Period shall be automatically extended so as to terminate three years from such Renewal Date, unless at least 90 days prior to the Renewal Date the Company or the Executive, respectively, shall give notice to the Executive or the Company, respectively, that the Employment Period shall not be so extended. Notwithstanding the foregoing, in the event a "Change in Control" (as defined herein) occurs, the Employment Period, unless previously terminated, shall be extended immediately prior to the Change in Control so that the Employment Period shall terminate no earlier than three years from such Change in Control.

         2. Terms of Employment. (a) Positions and Duties. (i) During the Employment Period, the Company agrees to employ the Executive, and the Executive agrees to serve as an employee of the Company and as an employee of one or more of its subsidiaries. The Executive shall perform such duties and responsibilities, in such capacity and with such authority, for the Company (or one or more of its subsidiaries) as the Company may designate from time to time. Such duties shall be of a type which are consistent with the Executive's position with the Company and for which the Executive is suited by background, experience and training, in the Company's reasonable discretion.

                           (ii)     During the Employment Period, and excluding
any periods of vacation and sick leave to which the Executive is entitled, the Executive agrees to devote his full professional attention and time during normal business hours to the business and affairs of the Company and to perform the responsibilities assigned to the Executive hereunder. During the Employment Period it shall not be a violation of this Agreement for the Executive to (A) serve on corporate, civic or charitable boards or committees, (B) deliver lectures, fulfill speaking engagements or teach at educational institutions, and
(C) manage personal investments, so long as such activities do not interfere with the performance of the Executive's responsibilities as an employee of the Company in accordance with this Agreement and are consistent with the Company's policies. It is expressly understood and agreed that to the extent that any such activities have been conducted by the Executive prior to the Effective Date, the continued conduct of such activities (or the conduct of activities similar in nature and scope thereto) subsequent to the Effective Date shall not thereafter be deemed to interfere with the performance of the Executive's responsibilities to the Company.

                  (b) Compensation. (i) Salary and Bonus. For all services rendered by the Executive in any capacity under this Agreement, the Company shall pay the Executive during the Employment Period as compensation (i) an annual salary in an amount not less than the amount of the Executive's annual salary as of the Effective Date (the "Annual Base Salary") and (ii) such annual cash incentive bonus, if any, as may be awarded to him by the Board or by a Committee designated by the Board (the "Annual Bonus"). Such salary shall be payable in accordance with the Company's customary payroll practices, and any such bonus shall be payable in cash in accordance with the Company's incentive bonus plans from which the Annual Bonus is awarded. During the Employment Period prior to the Date of Termination, the Annual Base Salary shall be reviewed in accordance with the Company's policies and procedures applicable to the Executive and may be increased from time to time consistent with such procedures. Any increase in Annual Base Salary shall not serve to limit or reduce any other obligation to the Executive under this Agreement. In the event the Executive's actual Annual Base Salary is increased above the then current Annual Base Salary during the Employment Period, such increased Annual Base Salary shall constitute "Annual Base Salary" for purposes of this Agreement, and may not thereafter be reduced except with the written consent of the Executive.

                           (ii)     Employee Benefits.  During the Employment
Period prior to the Date of Termination, the Executive and/or the Executive's family, as the case may be, shall be eligible to participate in employee benefit plans generally available to other peer executives of the Company or its subsidiaries, including without limitation, employee stock purchase plans, savings plans, retirement plans, welfare benefit plans (including, without limitation, medical, prescription, dental, disability, life, accidental death, and travel accident insurance, but excluding severance plans) and similar plans, practices, policies and programs. In addition, during the Employment Period, the Executive shall be eligible to participate in the Company's stock-based incentive compensation plans then available to other peer executives of the Company with awards thereunder determined by the Board or by a Committee designated by the Board, in its sole discretion, except as provided in this Agreement.

                           (iii)    Expenses.  During the Employment Period
prior to the Date of Termination, the Executive shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the Executive in accordance with the policies, practices and procedures of the Company and its affiliated companies in effect for the Executive at the time the expense is incurred.

                           (iv)     Fringe Benefits.  During the Employment
Period prior to the Date of Termination, the Executive shall be entitled to fringe benefits and perquisite plans or programs of the Company and its affiliated companies generally available to executives who are peers of the Executive; provided that the Company reserves the right to modify, change or terminate such fringe benefits and perquisite plans or programs from time to time, in its sole discretion.

                           (v)      Indemnification/D&O Insurance.  During the
Employment Period for acts prior to the Date of Termination, the Executive shall be entitled to indemnification with respect to the performance of his duties hereunder, and directors' and officers' liability insurance, on the same terms and conditions as generally available to other peer executives of the Company and its affiliated companies.

         3. Termination of Employment.(a) Retirement, Death or Disability. The Executive's employment shall terminate automatically upon the Executive's death or Retirement (as defined herein) during the Employment Period. For purposes of this Agreement, "Retirement" shall mean either (i) voluntary termination by the Executive of the Executive's employment upon satisfaction of the requirements for early retirement under the Company's tax-qualified defined benefit pension plan or (ii) voluntary termination by the Executive of the Executive's employment upon satisfaction of the requirements for normal retirement under the terms of the Company's tax-qualified defined benefit pension plan. If the Company determines in good faith that Disability of the Executive has occurred during the Employment Period (pursuant to the definition of Disability set forth below), it may give to the Executive written notice in accordance with this Agreement of its intention to terminate the Executive's employment. In such event, the Executive's employment with the Company shall terminate effective on the 30th day after receipt of such notice by the Executive (the "Disability Effective Date"), provided that, within the 30 days after such receipt, the Executive shall not have returned to full-time performance of the Executive's duties. For purposes of this Agreement, "Disability" shall mean termination of the Executive's employment upon satisfaction of the requirements to receive benefits under the Company's long-term disability plan.

                  (b) Cause. The Company may terminate the Executive's employment during the Employment Period for Cause. For purposes of this Agreement, "Cause" shall mean:

                           (i)      the continued and willful failure of the
Executive to perform substantially the Executive's duties with the Company or one of its affiliates (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to the Executive by the Company which specifically identifies the manner in which the Company believes that the Executive has not substantially performed the Executive's duties and a reasonable time for such substantial performance has elapsed since delivery of such demand, or

                           (ii)     the willful engaging by the Executive in
illegal conduct or gross misconduct which is materially injurious to the Company.

For purposes of this provision, no act or failure to act, on the part of the Executive, shall be considered "willful" unless it is done, or omitted to be done, by the Executive in bad faith or without reasonable belief that the Executive's action or omission was in the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or upon the instructions of the Chairman of the Board or a senior executive officer of the Company or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of the Company. The Company's termination of the Executive's employment shall not be deemed to be for Cause unless and until there shall have been delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of not less than three-fourths of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice is provided to the Executive and the Executive is given an opportunity, together with counsel, to be heard before such Board), finding that, in the good faith opinion of such Board, the Executive is guilty of the conduct described in subparagraph (i) or
(ii) above, and specifying the particulars thereof in detail.

                  (c) Termination by Executive for Good Reason. The Executive's employment may be terminated by the Executive for Good Reason. For purposes of this Agreement, "Good Reason" shall mean, in the absence of a written consent of the Executive which expressly refers to a provision of this
Section 3(c):

                           (i)      prior to a Change in Control, the
substantial diminution in the overall importance of the Executive's role, as determined by balancing (A) any increase or decrease in the scope of the Executive's management responsibilities against (B) any increase or decrease in the relative sizes of the businesses, activities or functions (or portions thereof) for which the Executive has responsibility; provided, however, that none of (I) a change in the Executive's title, (II) a change in the hierarchy,
(III) a change in the Executive's responsibilities from line to staff or vice versa, and (IV) placing the Executive on temporary paid leave pending an inquiry into whether the Executive has engaged in conduct that could constitute "Cause" under this Agreement, either individually or in the aggregate shall be considered Good Reason;

                           (ii)     any failure by the Company to comply with
any material provision of this Agreement (including, without limitation, any provision of Section 2 of this Agreement), other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive;

                           (iii)    any purported termination by the Company of
the Executive's employment otherwise than as expressly permitted by this Agreement;

                           (iv)     at any time prior to the Executive reaching
age 63, the Company giving notice to the Executive of its intention not to extend the term of this Agreement as provided in Section 1(b);

                           (v)      following a Change in Control, the
relocation of the principal place of the Executive's employment to a location that is more than 35 miles from such principal place of employment immediately prior to the date the proposed Change in Control is publicly announced, or the Company's requiring the Executive to travel on Company business to a substantially greater extent than required immediately prior to the Change in Control;

                           (vi)     following a Change in Control, the Company's
requiring the Executive or all or substantially all of the employees of the Company who report directly to the Executive immediately prior to the date the proposed Change in Control is publicly announced to be based at any office or location other than such person's office or location on such date;

                           (vii)    any failure by the Company to comply with
and satisfy Section 9(c) of this Agreement; or

                           (viii)   following a Change in Control, assignment to
the Executive of any duties inconsistent in any respect with the Executive's position as in effect immediately prior to the public announcement of the proposed Change in Control (including status, offices, titles and reporting requirements), authority, duties or responsibilities, or any other action by the Company which results in any diminution in such position, authority, duties or responsibilities.

For purposes of this Section 3(c), any good faith determination of "Good Reason" made by the Executive after a Change in Control shall be conclusive (including any such determination when the Executive is then eligible for Retirement). In the event the Company challenges the Executive's determination of Good Reason, the Company shall continue to make the payments and provide the benefits to the Executive as set forth in Section 4(a). If it is finally determined pursuant to the procedures set forth in this Agreement that the Executive's termination was not for Good Reason, the Executive shall reimburse the Company the amounts to which it is finally determined to be entitled.

                  (d) Special Termination. During the First Optional Election Period (as defined in Exhibit B attached hereto), or during the Second Optional Election Period (as defined in Exhibit B attached hereto), or during the Third Optional Election Period (as defined in Exhibit B attached hereto), the Executive may terminate employment with the Company for any reason or no reason (in either case, a "Special Termination").

                  (e) Notice of Termination. Any termination by the Company for Cause, or by the Executive for Good Reason, shall be communicated by Notice of Termination to the other party hereto given in accordance with this Agreement. For purposes of this Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date (which date shall be not more than 30 days after the giving of such notice). The failure by the Executive or the Company to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason or Cause shall not waive any right of the Executive or the Company, respectively, hereunder or preclude the Executive or the Company, respectively, from asserting such fact or circumstance in enforcing the Executive's or the Company's rights hereunder. To be effective, a Notice of Termination given by the Executive terminating employment with the Company for Good Reason must be received by the Company no later than 180 days from the event(s) giving rise to the Good Reason termination.

                  (f) Date of Termination. "Date of Termination" means (i) if the Executive's employment is terminated by the Company for Cause, the date of receipt of the Notice of Termination, unless the Company agrees to a later date no more than 30 days after such notice, as the case may be, (ii) if the Executive's employment is terminated by the Executive for Good Reason or Retirement, the date of receipt of the Notice of Termination or any later date specified therein within 30 days of such notice, as the case may be, (iii) if the Executive's employment is terminated by the Company other than for Cause or Disability, the date on which the Company notifies the Executive of such termination or any later date specified therein within 30 days of such notice, as the case may be, (iv) if the Executive's employment is terminated by reason of death or Disability, the date of death of the Executive or the Disability Effective Date, as the case may be, (v) if the Executive's employment is terminated by the Executive by reason of a Special Termination, September 30 of the applicable year, unless the Company and the Executive mutually agree to a later date no more than 60 days after such date; and (vi) if the Executive's employment is terminated by the Executive for other than Good Reason, by reason of a Special Termination, death, Disability or Retirement, the date that is 60 days after the date of receipt of the Notice of Termination by the Company, provided, however, the Company may elect to waive such notice or place the Executive on paid leave for all or any part of such 60-day period during which the Executive will be entitled to continue to receive the Annual Base Salary but shall not receive any Annual Bonus or any other payment from the Company other than reimbursement for expenses as contemplated in Section 2(b)(iii) and continued participation in the employee benefit plans as contemplated in Section 2(b)(ii).

                  (g) Change in Control. For purpose of this Agreement, a "Change in Control" shall mean:

                           (i)      The acquisition by any individual, entity or
group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"; provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in
Control: (1) any acquisition directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (4) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) of this Section 3(g); or

                           (ii)     Individuals who, as of the date hereof,
constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or contests by or on behalf of a Person other than the Board; or

                           (iii)    Consummation of a reorganization, merger,
share exchange or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from the Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board immediately prior to the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                           (iv)     Approval by the stockholders of the Company
of a complete liquidation or dissolution of the Company.

         4. Obligations of the Company upon Termination. (a) Good Reason; Company Termination other than for Cause, Death, Disability or Retirement. If, during the Employment Period, the Company shall terminate the Executive's employment other than for Cause, Death, Disability or Retirement or the Executive shall terminate employment for Good Reason:

                                    (i)      the Company shall pay to the
Executive in a lump sum in cash within 30 days after the Date of Termination the aggregate of (A) the Executive's Annual Base Salary through the Date of Termination to the extent not theretofore paid, and (B) the product of (1) an Annual Bonus of an amount equal to the greater of (x) the highest annual cash incentive bonus paid by the Company to the Executive for the three calendar years prior to the Date of Termination or (y) the Executive's then applicable "target" incentive bonus under the then applicable cash incentive compensation plan prior to the Date of Termination (the greater of clauses (x) or (y) is defined as the "Base Bonus"), and (2) a fraction, the numerator of which is the number of days in the fiscal year in which the Date of Termination occurs through the Date of Termination, and the denominator of which is 365, to the extent not theretofore paid (the "Pro Rata Bonus"), (C) any unpaid Annual Bonus for the prior year, (D) any compensation previously deferred by the Executive (together with any accrued interest or earnings thereon) and (E) any accrued paid time off, in each case to the extent not theretofore paid (the sum of the amounts described in clauses (A), (B), (C), (D) and (E) shall be hereinafter referred to as the "Accrued Obligations").

For purposes of determining the Base Bonus hereunder, the Company shall exclude any special or one-time bonuses and any premium enhancements to bonuses but shall include any portions of bonuses (other than the excluded bonuses) which have been deferred by the Executive;

                           (ii)     for each of the three years after the
Executive's Date of Termination (the "Compensation Continuance Period"), the Company shall pay to the Executive a cash benefit equal to the sum of (A) the Executive's highest Annual Base Salary during the twelve months immediately prior to the Date of Termination, or such shorter period if the Date of Termination occurs prior to November 1, 2002, (B), the Base Bonus, and (C) the amount equal to the highest matching contribution by the Company to the Executive's account in the Company's 401(k) plan for the five years immediately prior to the Date of Termination (the payments described in clauses (A), (B) and (C) shall be hereinafter referred to as the "Compensation Continuance Payments" and, together with the benefits referred to in Sections 4(a)(iii), (iv), (v),
(vi) and (vii), shall be hereinafter referred to as the "Compensation Continuance Benefits"). The Company shall make the Compensation Continuance Payments no more frequently than semi-monthly (and may make the Compensation Continuance Payments in accordance with the Company's normal payroll policies and practices), and shall withhold from the Compensation Continuance Payments all applicable federal, state and local taxes. Notwithstanding anything contained in this Agreement to the contrary, in the event a Change of Control has occurred on or prior to the Date of Termination or in the event the Date of Termination is prior to October 1, 2004, the Company shall pay the Compensation Continuance Payments to the Executive in a lump sum in cash within 30 days after the Date of Termination.

                           (iii)    during the Compensation Continuance Period
(or for the remainder of the Executive's life if such Date of Termination is after a Change in Control), or such longer period as may be provided by the terms of the appropriate plan, program, practice or policy, the Company shall continue medical, dental and life insurance benefits to the Executive and/or the Executive's family on a substantially equivalent basis to those which would have been provided to them in accordance with the medical, dental and life insurance plans, programs, practices and policies described in Section 2(b)(ii) of this Agreement if the Executive's employment had not been terminated. Notwithstanding the foregoing, in the event the Executive becomes reemployed with another employer and becomes eligible to receive medical, dental and/or life insurance benefits from such employer, the medical, dental and/or life insurance benefits described herein shall be secondary to such benefits during the period of the Executive's eligibility, but only to the extent that the Company reimburses the Executive for any increased cost and provides any additional benefits necessary to give the Executive the benefits provided hereunder. For purposes of determining eligibility (but not the time of commencement of benefits) of the Executive for retiree benefits pursuant to such plans, practices, programs and policies, the Executive shall be considered to have terminated employment with the Company on the Date of Termination. Notwithstanding the foregoing, if the Company reasonably determines that providing continued coverage under one or more of its welfare benefit plans contemplated herein could adversely affect the tax treatment of other participants covered under such plans, or would otherwise have adverse legal ramifications, the Company may, in its discretion, either (A) provide other coverage at least as valuable as the continued coverage through insurance or otherwise, or (B) pay the Executive a lump sum cash amount that reasonably approximates the after-tax value to the Executive of the premiums for continued coverage, in lieu of providing such continued coverage;

                           (iv)     during the Compensation Continuance Period,
to the extent not otherwise vested in accordance with the Company's stock compensation plans, all unvested options to purchase shares of Company common stock and restricted stock awards will continue to vest in accordance with the applicable terms of such stock option or restricted stock grants as if the Executive's employment with the Company had not been terminated. At the end of the Compensation Continuance Period, to the extent not otherwise vested in accordance with the preceding sentence, all unvested stock options and restricted stock awards will vest. Notwithstanding the termination of the Executive's employment with the Company, all stock options granted to the Executive as of the date of this Agreement and during the Employment Period will be exercisable until the scheduled expiration date of such stock options; provided, however, in the event any such stock options are designated as "incentive stock options" pursuant to section 422 of the Code (as defined herein), such stock options shall be treated as non-qualified stock options for purposes of this sentence to the extent that they are exercised after the period specified in section 422(a)(2) of the Code (to the extent such provision applies);

                           (v)      during the Compensation Continuance Period,
the Executive shall be entitled to continue to participate in the Company's fringe benefit and perquisite plans or programs in which the Executive participated immediately prior to the Date of Termination, in each case in accordance with the Company's plans, programs, practices and policies;

                           (vi)     to the extent not theretofore paid or
provided, the Company shall timely pay or provide to the Executive any other amounts or benefits required to be paid or provided or which the Executive is eligible to receive under any plan, program, policy or practice or contract or agreement of the Company and its affiliated companies (excluding any severance plan, program, policy or practice) through the Date of Termination (such other amounts and benefits shall be hereinafter referred to as the "Other Benefits"); and

                           (vii)    the Company will provide outplacement
services to the Executive in accordance with the Company's policies generally applicable to involuntarily terminated employees.

                  (b) Death. In the event the Executive's employment is terminated by reason of the Executive's death during the Employment Period on or prior to September 30, 2004, this Agreement shall terminate without further obligations to the Executive's legal representatives under this Agreement, other than for payment of Accrued Obligations, Other Benefits, and a lump-sum cash payment (net of applicable tax withholding) equal to the amount set forth on Exhibit A attached hereto. In the event the Executive's employment is terminated by reason of the Executive's death during the Employment Period on or after October 1, 2004, this Agreement shall terminate without further obligations to the Executive's legal representatives under this Agreement, other than for payment of Accrued Obligations, Other Benefits, and the payment of an amount equal to the Executive's Annual Base Salary. Accrued Obligations and cash payments determined pursuant to the preceding two sentences, as applicable, shall be paid to the Executive's estate or beneficiary, as applicable, in a lump sum in cash within 30 days of the Date of Termination. With respect to the provision of Other Benefits, the term Other Benefits as utilized in this Section 4(b) shall include, without limitation, and the Executive's estate and/or beneficiaries shall be entitled to receive, death benefits then applicable to the Executive.

                  (c) Retirement. If the Executive's employment is terminated by reason of the Executive's Retirement during the Employment Period (other than during the First Optional Election Period, the Second Optional Election Period or the Third Optional Election Period in connection with a Special Termination), this Agreement shall terminate without further obligations to the Executive under this Agreement, other than for payment of Accrued Obligations and Other Benefits. Accrued Obligations shall be paid to the Executive in a lump sum in cash within 30 days of the Date of Termination. With respect to the provision of Other Benefits, the term Other Benefits as utilized in this Section 4(c) shall include, without limitation, and the Executive shall be entitled to receive, all retirement benefits then applicable to the Executive.

                  (d) Disability. In the event the Executive's employment is terminated by reason of the Executive's Disability during the Employment Period on or prior to September 30, 2004, this Agreement shall terminate without further obligations to the Executive under this Agreement, other than for payment of Accrued Obligations, Other Benefits and a lump-sum cash payment (net of applicable tax withholding) equal to the amount set forth on Exhibit A attached hereto. If the Executive's employment is terminated by reason of the Executive's Disability during the Employment Period after October 1, 2004, this Agreement shall terminate without further obligations to the Executive under this Agreement, other than for payment of Accrued Obligations, Other Benefits, and the payment of an amount equal to the Executive's Annual Base Salary. Accrued Obligations and cash payments determined pursuant to the preceding two sentences, as applicable, shall be paid to the Executive in a lump sum in cash within 30 days of the Date of Termination. With respect to the provision of Other Benefits, the term Other Benefits as utilized in this Section 4(d) shall include, and the Executive shall be entitled after the Disability Effective Date to receive, disability and other benefits then applicable to the Executive.

                  (e) Cause; Other than for Good Reason. If the Executive's employment shall be terminated by the Company for Cause or by the Executive without Good Reason (other than for Retirement or Special Termination) during the Employment Period, this Agreement shall terminate without further obligations of the Company to the Executive other than the obligation to pay to the Executive (x) his Annual Base Salary through the Date of Termination, (y) the amount of any compensation previously deferred by the Executive, and (z) Other Benefits, in each case only to the extent owing and theretofore unpaid.

                  (f) Special Termination. If the Executive's employment shall be terminated by the Executive as a Special Termination during the Employment Period, this Agreement shall terminate without further obligations of the Company to the Executive other than the obligation to pay to the Executive
(1) the Accrued Obligations, (2) the benefits set forth in Section 4(a)(iii),
(3) the Other Benefits, and (4) a lump-sum cash payment (net of applicable tax withholding) equal to the amount set forth on Exhibit A attached hereto. If the Executive's employment shall be terminated by the Executive as a Special Termination during the Employment Period, in no event shall the Executive be entitled to receive payments pursuant to Section 4 in addition to the payments contemplated in this Section 4(f).

         5. Non-exclusivity of Rights. Nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any plan, program, policy or practice provided by the Company or any of its affiliated companies and for which the Executive may qualify (excluding any severance plan or program of the Company), nor subject to Section 11(f), shall anything herein limit or otherwise affect such rights as the Executive may have under any contract or agreement with the Company or any of its affiliated companies. Amounts which are vested benefits or which the Executive is otherwise entitled to receive under any plan, policy, practice or program of or any contract or agreement with the Company or any of its affiliated companies at or subsequent to the Date of Termination shall be payable in accordance with such plan, policy, practice or program or contract or agreement except as explicitly modified by this Agreement.

         6. Full Settlement. Except as specifically provided in this Agreement, the Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against the Executive or others. In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement and, such amounts shall not be reduced whether or not the Executive obtains other employment. The Executive acknowledges and agrees that subject to the payment by the Company of the amounts and benefits provided in this Agreement to the Executive, in no event will the Company or its subsidiaries or affiliates be liable to the Executive for damages under any claim of breach of contract as a result of the termination of the Executive's employment. In the event of such termination, the Company shall be liable only to make the payments and provide the benefits specified in this Agreement or required pursuant to applicable law or (except as provided herein) to which the Executive is entitled pursuant to a plan, policy, practice or program of or any other contract or agreement between the Executive and the Company. The Company agrees to pay as incurred, to the full extent permitted by law, all legal fees and expenses which the Executive may reasonably incur as a result of any contest by the Company, the Executive or others of the validity or enforceability of, or liability under, any provision of this Agreement or any guarantee of performance thereof (including as a result of any contest by the Executive about the amount of any payment pursuant to this Agreement), plus in each case interest on any delayed payment at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Internal Revenue Code of 1986, as amended (the "Code"). Notwithstanding the foregoing, if it is finally judicially determined that the Executive brought any claims contemplated in the previous sentence in bad faith, the Executive shall reimburse the Company for such fees and expenses which are reasonably related to such bad faith claim.

         7. Covenants. (a) The Executive shall hold in a fiduciary capacity for the benefit of the Company all secret, non-public or confidential information, knowledge or data relating to the Company or any of its affiliated companies, and their related businesses, which shall have been obtained by the Executive during the Executive's employment by the Company or any of its affiliated companies (or predecessors thereto). After termination of the Executive's employment with the Company, the Executive shall not, without the prior written consent of the Company or as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than the Company and those designated by it. In addition to the foregoing, the Executive will refrain from taking any action or making any statements, written or oral, which are intended to or which disparage the business, goodwill or reputation of the Company or any of its affiliated companies, or their respective directors, officers, executives or other employees, or which could adversely affect the morale of employees of the Company or any of its affiliated companies.

                  (b) (i) While employed by the Company and for three years after the Date of Termination (which may include the Compensation Continuance Period), the Executive shall not, directly or indirectly, on behalf of the Executive or any other person, (A) solicit for employment by other than the Company, (B) encourage to leave the employ of the Company, or (C) interfere with the Company's or its affiliated companies' relationship with, any person employed by the Company or its affiliated companies.

                           (ii)     While employed by the Company and for three
years after the Date of Termination (which may include the Compensation Continuance Period), the Executive will not become a director, officer, employee or consultant engaging in activities similar to those performed by a senior officer for any business which is in competition with any line of business of the Company or its affiliates and in which the Executive participated in a direct capacity while he was employed by the Company or its affiliates (including predecessors thereof) at any time within the one year period preceding the Effective Date and which has offices in any location in which the Executive had supervisory responsibility in the geographic footprint of First Union National Bank (or successors thereto, including but not limited to, Florida, Georgia, South Carolina, Tennessee, North Carolina, Virginia, Maryland, Pennsylvania, New Jersey, Delaware, New York, Connecticut, and Washington, D.C. plus any other state or states added during the Employment Period) during that one year period. The Executive expressly acknowledges the reasonableness of such restrictions and such geographic area. Further, during such period, the Executive will not acquire an equity or equity-like interest in such an organization for his own account, except that he may acquire equity interests of not more than 5% of any such organization from time to time as an investment. Notwithstanding anything to the contrary contained herein, this Section 7(b)(ii) shall not apply if (A) the Company terminates the Executive's employment (1) on or prior to September 30, 2004, or (2) for any reason following a Change in Control, or (B) the Executive terminates employment with the Company (1) on or prior to September 30, 2004, (2) pursuant to Retirement, or (3) for any reason following a Change in Control. Upon the Executive's request to the Company's Chief Executive Officer, the Company will provide an advance opinion as to whether a proposed activity would violate the provisions of this Section 7(b)(ii).

                           (iii)    During the Compensation Continuance Period,
the Executive shall provide consulting services to the Company at such time or times as the Company shall reasonably request, subject to appropriate notice and to reimbursement by the Company of all reasonable travel and other expenses incurred and paid by the Executive in accordance with the Company's then-current policy for expense reimbursement. In the event the Executive shall engage in any employment permitted hereunder during the Compensation Continuance Period for another employer or on a self-employed basis, the Executive's obligation to provide the consulting services hereunder shall be adjusted in accordance with the requirements of such employment.

                  (c) In the event of a breach of this Section 7, the Executive agrees that the Company shall be entitled to seek injunctive relief in a court of appropriate jurisdiction to remedy any such breach and, prior to a Change in Control, the Company may terminate the Compensation Continuance Period and the Compensation Continuance Benefits, if applicable, in its sole discretion. The Executive acknowledges that monetary damages would be inadequate and insufficient remedy for a breach of Section 7. Following the occurrence of a Change in Control, in no event shall an asserted violation of the provisions of this Section 7 constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement. If it is finally determined pursuant to the procedures set forth in this Agreement that the Executive did not breach this Section 7, the Company shall reimburse the Executive the amounts to which it is finally determined to be entitled.

                  (d) Any termination of the Executive's employment or of this Agreement shall have no effect on the continuing operation of this Section 7; provided, however, upon termination of this Agreement due to the Company's or the Executive's failure to extend the term of this Agreement pursuant to Section 1(b), Section 7(b)(ii) shall no longer apply to the Executive if the Executive's employment shall terminate after the term of this Agreement expires; and provided, further, Section 7(b)(ii) shall not apply if the Executive terminates employment with the Company pursuant to Retirement or the Executive terminates employment with the Company for any reason following a Change in Control or the Company terminates the Executive's employment for any reason following a Change in Control.

                  (e) The Executive hereby agrees that prior to accepting employment with any other person or entity during the Employment Period or during the three years following the Date of Termination (which may include the Compensation Continuance Period), the Executive will provide such prospective employer with written notice of the existence of this Agreement and the provisions of Section 3(e) and this Section 7, with a copy of such notice delivered simultaneously to the Company in accordance with Section 11(c). The foregoing provision shall not apply if the Company terminates the Executive's employment without Cause following a Change in Control, or if the Executive terminates his employment for Good Reason following a Change in Control.

         8. Certain Additional Payments by the Company. (a) Anything in this Agreement to the contrary notwithstanding and except as set forth below, in the event it shall be determined that any payment or distribution by the Company to or for the benefit of the Executive following a Change in Control (including any such Change in Control under the Prior Agreement (as defined herein), and whether paid or payable or distributed or distributable pursuant to the terms of the Agreement or otherwise, but determined without regard to any additional payments required under this Section 8) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code (or any successor statute) or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

                  (b) Subject to the provisions of Section 8(c), all determinations required to be made under this Section 8, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by KPMG LLP or such other certified public accounting firm reasonably acceptable to the Company (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and the Executive within 30 business days of the receipt of notice from the Company that there has been a Payment, or such earlier time as is requested by the Company. All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 8, shall be paid by the Company to the Executive by the due date for the payment of any Excise Tax, or, if earlier, 30 days after the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to Section 8(c) and the Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive.

                  (c) The Executive shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten business days after the Executive is informed in writing of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

                           (i)      give the Company any information reasonably
requested by the Company relating to such claim,

                           (ii)     take such action in connection with
contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

                           (iii)    cooperate with the Company in good faith in
order to effectively contest such claim, and

                           (iv)     permit the Company to participate in any
proceedings relating to such claim;

provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 8(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

                  (d) If, after the receipt of an amount advanced by the Company pursuant to Section 8(c), the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall (subject to the Company's complying with the requirements of Section 8(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto) upon receipt thereof. If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 8(c), a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial or refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

                  (e) For purposes of this Section 8, any reference to the Executive shall be deemed to include the Executive's surviving spouse, estate and/or beneficiaries with respect to payments or adjustments provided by this
Section 8.

         9. Successors. (a) This Agreement is personal to the Executive and without the prior consent of the Company shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution.

                  (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

                  (c) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly in writing and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

         10. Arbitration. Except with respect to the Company's rights to injunctive relief for matters arising under Section 7 of this Agreement, any disputes or controversies arising under or in connection with this Agreement (including, without limitation, whether any such disputes or controversies have been brought in bad faith) shall be settled exclusively by arbitration in Charlotte, North Carolina in accordance with the commercial arbitration rules of the American Arbitration Association then in effect; provided, however, that the Company may invoke the American Arbitration Association's Optional Rules for Emergency Measures of Protection. Judgment may be entered on the arbitrator's award in any court having jurisdiction.

         11. General Provisions. (a) Governing Law; Amendment; Modification. This Agreement shall be governed and construed in accordance with the laws of the State of North Carolina, without reference to principles of conflict of laws. This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto.

                  (b) Severability. If, for any reason, any provision of this Agreement is held invalid, such invalidity shall not affect any other provision of this Agreement not held so invalid, and each such other provision shall to the full extent consistent with law continue in full force and effect. If any provision of this Agreement shall be held invalid in part, such invalidity shall in no way affect the rest of such provision not held so invalid and the rest of such provision, together with all other provisions of this Agreement, shall to the full extent consistent with law continue in full force and effect.

                  (c) Notices. All notices under this Agreement shall be in writing and shall be deemed effective when delivered in person (in the Company's case, to its Secretary) or forty-eight (48) hours after deposit thereof in the U.S. mail, postage prepaid, for delivery as registered or certified mail -- addressed, in the case of the Executive, to such Executive at his residential address, and in the case of the Company, to its corporate headquarters, attention of the Secretary, or to such other address as the Executive or the Company may designate in writing at any time or from time to time to the other party. In lieu of notice by deposit in the U.S. mail, a party may give notice by telegram or telex.

                  (d) Tax Withholding. The Company may withhold from any amounts payable under this Agreement such Federal, state, local or foreign taxes as shall be required to be withheld pursuant to any applicable law or regulation.

                  (e) Strict Compliance. The Executive's or the Company's failure to insist upon strict compliance with any provision of this Agreement or the failure to assert any right the Executive or the Company may have hereunder, including, without limitation, the right of the Executive to terminate employment for Good Reason pursuant to Section 3(c) of this Agreement, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement. The waiver, whether express or implied, by either party of a violation of any of the provisions of this Agreement shall not operate or be construed as a waiver of any subsequent violation of any such provision.

                  (f) Entire Understanding. Except as set forth on Exhibit B attached hereto, from and after the Effective Date this Agreement shall supersede any other agreement between the parties with respect to the subject matter hereof, including without limitation, the Employment Agreement between the Company and the Executive dated as of November 15, 1999 (the "Prior Agreement").

                  (g) Conflicts with Plans. To the extent any plan, policy, practice or program of or contract or agreement with the Company attempts to cap, restrict, limit or reduce payments to the Executive hereunder, such caps, restrictions, limitations or reductions are expressly modified to permit the payments contemplated hereby and the parties intend that the terms of this Agreement shall be construed as having precedence over any such caps, restrictions, limitations or reductions.

                  (h) Release and Waiver of Claims. In consideration of any Compensation Continuance Benefits (or payments upon a Special Termination) the Company provides to the Executive under this Agreement, the Executive upon termination of employment with the Company shall execute a separate release and waiver of claims in favor of the Company, its affiliates and personnel in a form reasonably acceptable to the Company. In no event shall the release and waiver of claims release the Company or any of its affiliates from their respective obligations to the Executive arising out of any obligations (i) that are intended to survive the termination of the Executive's employment, (ii) that relate to the Executive's continuing or future participation in, or right to amounts which are vested under, any plan, program, policy or practice provided by the Company or any of its affiliates and for which the Executive may qualify (excluding any severance plan or program of the Company) or that arise under any other contract or agreement between the Executive and the Company or its affiliates, or (iii) that relate to the Executive's right to indemnification. The release and waiver of claims shall also include a reciprocal release in favor of the Executive, which shall release the Executive from all claims by the Company and its affiliates, except with respect to claims that arise out of the Executive's unlawful or fraudulent conduct, gross negligence or breach of fiduciary duty. The Executive shall not be eligible for any Compensation Continuance Benefits (or payments upon a Special Termination) until the Executive has executed such release and waiver of claims.

                  (i) Survival. The terms and provisions of Sections 4 through 11 of this Agreement shall survive the termination of the Executive's employment.


         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its officers thereunto duly authorized, and the Executive has signed this Agreement under seal, all as of the date and year first above written.

WACHOVIA CORPORATION                         ATTEST:                     [SEAL]

By: /s/ G. Kennedy Thompson                  /s/ Mark C. Treanor
    ---------------------------              -------------------
Name: G. Kennedy Thompson                    Mark C. Treanor
Title: Chief Executive Officer               Secretary


/s/ Donald A. McMullen, Jr.           (SEAL)
-------------------------------
Donald A. McMullen, Jr.

                                    EXHIBIT A

Following a Special Termination, pursuant to Section 4(f)(4), or in the event of the Executive's death prior to September 30, 2004, pursuant to Section 4(b), the Executive shall be entitled to receive a cash payment of $7,689,000.

                                    EXHIBIT B

In consideration of terminating the Prior Agreement and entering into this Agreement (including, without limitation, the provision of a Special Termination thereunder):

The Company has changed the assignments for which the Executive is responsible by withdrawing the Wealth Management business segments from the Executive's responsibilities (collectively, the "Actions"). The Company acknowledges and agrees that taking the Actions would enable the Executive to terminate employment with the Company for Good Reason pursuant to Section 3(c)(i) of the Prior Agreement and to receive certain payments thereunder. Except as expressly provided herein, entering into this Agreement shall not constitute the Executive's written consent to the Actions as contemplated in Section 3(c) of the Prior Agreement and Section 3(c) of the Agreement.

First Optional Election Period. The Executive and the Company agree that, notwithstanding the Actions, the Executive agrees not to terminate employment with the Company for Good Reason as a result of the Actions prior to September 1, 2002. The Executive hereby expressly waives the right to terminate employment with the Company for Good Reason as a result of the Actions during such period. Beginning on September 1, 2002 (the "First Optional Date"), the Executive may, in his sole discretion, terminate employment with the Company for Good Reason as a result of the Actions pursuant to Section 3(d) of the Agreement at any time during the period beginning on the First Optional Date and ending on September 30, 2002 (the "First Optional Election Period"), after satisfying the applicable notice requirements set forth in Section 3(e) of the Agreement. In the event the Executive makes such determination to terminate employment with the Company for Good Reason as a result of the Actions during the First Optional Election Period, the Executive shall be entitled to receive, and the Company shall be obligated to make, the payments set forth in Section 4(f) of the Agreement. The Company and the Executive each hereby expressly consent to tolling the Executive's rights under the Agreement until such time period set forth in the sentence next preceding.

Second Optional Election Period. In the event the Executive does not terminate employment with the Company for Good Reason as a result of the Actions during the First Optional Election Period, the Executive agrees not to terminate employment with the Company for Good Reason as a result of the Actions pursuant to Section 3(d) of the Agreement for a period of one year from the First Optional Date. The Executive hereby expressly waives the right to terminate employment with the Company for Good Reason as a result of the Actions during such period. Beginning on September 1, 2003, the date which is one year from the First Optional Date (the "Second Optional Date"), the Executive may, in his sole discretion, terminate employment with the Company for Good Reason as a result of the Actions pursuant to Section 3(d) of the Agreement at any time during the period beginning on the Second Optional Date and ending on September 30, 2003 (the "Second Optional Election Period"), after satisfying the applicable notice requirements set forth in Section 3(e) of the Agreement. In the event the Executive makes such determination to terminate employment with the Company for Good Reason as a result of the Actions, the Executive shall be entitled to receive, and the Company shall be obligated to make, the payments set forth in
Section 4(f) of the Agreement. The Company and the Executive each hereby expressly consent to tolling the Executive's rights under the Agreement until such time period set forth in the sentence next preceding.

Third Optional Election Period. In the event the Executive does not terminate employment with the Company for Good Reason as a result of the Actions during the First Optional Election Period or the Second Optional Election Period, the Executive agrees not to terminate employment with the Company for Good Reason as a result of the Actions pursuant to Section 3(d) of the Agreement for a period of one year from the Second Optional Date. The Executive hereby expressly waives the right to terminate employment with the Company for Good Reason as a result of the Actions during such period. Beginning on September 1, 2004, the date which is one year from the Second Optional Date (the "Third Optional Date"), the Executive may, in his sole discretion, terminate employment with the Company for Good Reason as a result of the Actions pursuant to Section 3(d) of the Agreement at any time during the period beginning on the Third Optional Date and ending on September 30, 2004 (the "Third Optional Election Period"), after satisfying the applicable notice requirements set forth in Section 3(e) of the Agreement. In the event the Executive makes such determination to terminate employment with the Company for Good Reason as a result of the Actions, the Executive shall be entitled to receive, and the Company shall be obligated to make, the payments set forth in Section 4(f) of the Agreement. The Company and the Executive each hereby expressly consent to tolling the Executive's rights under the Agreement until such time period set forth in the sentence next preceding.

In the event the Executive does not terminate employment with the Company for Good Reason as a result of the Actions during the Third Optional Election Period, the Executive and the Company agree that the Executive may not terminate employment with the Company for Good Reason as a result of the Actions at any time after the expiration of the Third Optional Election Period. In such event, the Executive hereby expressly waives the right to terminate employment with the Company for Good Reason as a result of the Actions at any time after the expiration of the Third Optional Election Period and this shall constitute the Executive's written consent to the Actions for purposes of Section 3(c) of the Prior Agreement and Section 3(c) of the Agreement.

                              EMPLOYMENT AGREEMENT

                           This EMPLOYMENT AGREEMENT, made and entered into as
of the 1st day of November, 2001, by and between Wachovia Corporation (the "Company"), a North Carolina corporation, and STEPHEN E. CUMMINGS (the "Executive");

                           WHEREAS, the Management Resources & Compensation
Committee (the "Committee") of the Board of Directors of the Company (the "Board") has determined that it is in the best interests of the Company and its stockholders to assure that the Company will have the continued service of the Executive. The Committee believes it is imperative to encourage the Executive's full attention and dedication to the Company, and to provide the Executive with compensation and benefits arrangements upon a termination of employment with the Company which ensure that the compensation and benefits expectations of the Executive will be satisfied and which are competitive with those of other corporations.

         NOW, THEREFORE, in order to accomplish the objectives set forth above and in consideration of the mutual covenants herein contained, the parties hereby agree as follows:

         1. Employment Period. (a) The "Effective Date" shall mean the date hereof.

                  (b) The Company hereby agrees to continue the Executive in its employ, and the Executive hereby agrees to remain in the employ of the Company upon the terms and conditions set forth in this Agreement, for the period commencing on the Effective Date and ending on the third anniversary thereof (the "Employment Period"); provided, however, that commencing on the date one year after the date hereof, and on each annual anniversary of such date (such date and each annual anniversary thereof shall be hereinafter referred to as the "Renewal Date"), unless previously terminated, the Employment Period shall be automatically extended so as to terminate three years from such Renewal Date, unless at least 90 days prior to the Renewal Date the Company or the Executive, respectively, shall give notice to the Executive or the Company, respectively, that the Employment Period shall not be so extended. Notwithstanding the foregoing, in the event a "Change in Control" (as defined herein) occurs, the Employment Period, unless previously terminated, shall be extended immediately prior to the Change in Control so that the Employment Period shall terminate no earlier than three years from such Change in Control.

         2. Terms of Employment. (a) Positions and Duties. (i) During the Employment Period, the Company agrees to employ the Executive, and the Executive agrees to serve as an employee of the Company and as an employee of one or more of its subsidiaries. The Executive shall perform such duties and responsibilities, in such capacity and with such authority, for the Company (or one or more of its subsidiaries) as the Company may designate from time to time. Such duties shall be of a type for which the Executive is suited by background, experience and training, in the Company's reasonable discretion.

                           (ii)     During the Employment Period, and excluding
any periods of vacation and sick leave to which the Executive is entitled, the Executive agrees to devote his full professional attention and time during normal business hours to the business and affairs of the Company and to perform the responsibilities assigned to the Executive hereunder. During the Employment Period it shall not be a violation of this Agreement for the Executive to (A) serve on corporate, civic or charitable boards or committees, (B) deliver lectures, fulfill speaking engagements or teach at educational institutions, and
(C) manage personal investments, so long as such activities do not interfere with the performance of the Executive's responsibilities as an employee of the Company in accordance with this Agreement and are consistent with the Company's policies. It is expressly understood and agreed that to the extent that any such activities have been conducted by the Executive prior to the Effective Date, the continued conduct of such activities (or the conduct of activities similar in nature and scope thereto) subsequent to the Effective Date shall not thereafter be deemed to interfere with the performance of the Executive's responsibilities to the Company.

                  (b) Compensation. (i) Salary and Bonus. For all services rendered by the Executive in any capacity under this Agreement, the Company shall pay the Executive during the Employment Period as compensation (i) an annual salary in an amount not less than the amount of the Executive's annual salary as of the Effective Date (the "Annual Base Salary") and (ii) such annual cash incentive bonus, if any, as may be awarded to him by the Board or by a Committee designated by the Board (the "Annual Bonus"). Such salary shall be payable in accordance with the Company's customary payroll practices, and any such bonus shall be payable in cash in accordance with the Company's incentive bonus plans from which the Annual Bonus is awarded. During the Employment Period prior to the Date of Termination, the Annual Base Salary shall be reviewed in accordance with the Company's policies and procedures applicable to the Executive and may be increased from time to time consistent with such procedures. Any increase in Annual Base Salary shall not serve to limit or reduce any other obligation to the Executive under this Agreement. In the event the Executive's actual Annual Base Salary is increased above the then current Annual Base Salary during the Employment Period, such increased Annual Base Salary shall constitute "Annual Base Salary" for purposes of this Agreement, and may not thereafter be reduced except with the written consent of the Executive.

                           (ii)     Employee Benefits.  During the Employment
Period prior to the Date of Termination, the Executive and/or the Executive's family, as the case may be, shall be eligible to participate in employee benefit plans generally available to other peer executives of the Company or its subsidiaries, including without limitation, employee stock purchase plans, savings plans, retirement plans, welfare benefit plans (including, without limitation, medical, prescription, dental, disability, life, accidental death, and travel accident insurance, but excluding severance plans) and similar plans, practices, policies and programs. In addition, during the Employment Period, the Executive shall be eligible to participate in the Company's stock-based incentive compensation plans then available to other peer executives of the Company with awards thereunder determined by the Board or by a Committee designated by the Board, in its sole discretion, except as provided in this Agreement.

                           (iii)    Expenses.  During the Employment Period
prior to the Date of Termination, the Executive shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the Executive in accordance with the policies, practices and procedures of the Company and its affiliated companies in effect for the Executive at the time the expense is incurred.

                           (iv)     Fringe Benefits.  During the Employment
Period prior to the Date of Termination, the Executive shall be entitled to fringe benefits and perquisite plans or programs of the Company and its affiliated companies generally available to executives who are peers of the Executive; provided that the Company reserves the right to modify, change or terminate such fringe benefits and perquisite plans or programs from time to time, in its sole discretion.

                           (v)      Indemnification/D&O Insurance.  During the
Employment Period for acts prior to the Date of Termination, the Executive shall be entitled to indemnification with respect to the performance of his duties hereunder, and directors' and officers' liability insurance, on the same terms and conditions as generally available to other peer executives of the Company and its affiliated companies.

                           (vi)     Retention Payment.  As contemplated in the
Employment Agreement, dated as of March 9, 1998, between the Executive and the Company, the Executive shall be entitled to receive a cash payment on April 30, 2002, in an aggregate amount of $3,107,500 (less any required tax withholding, the "Retention Payment"), based on the Executive's continued employment with the Company as of such date.

         3. Termination of Employment.(a) Retirement, Death or Disability. The Executive's employment shall terminate automatically upon the Executive's death or Retirement (as defined herein) during the Employment Period. For purposes of this Agreement, "Retirement" shall mean either (i) voluntary termination by the Executive of the Executive's employment upon satisfaction of the requirements for early retirement under the Company's tax-qualified defined benefit pension plan or (ii) voluntary termination by the Executive of the Executive's employment upon satisfaction of the requirements for normal retirement under the terms of the Company's tax-qualified pension plan. If the Company determines in good faith that Disability of the Executive has occurred during the Employment Period (pursuant to the definition of Disability set forth below), it may give to the Executive written notice in accordance with this Agreement of its intention to terminate the Executive's employment. In such event, the Executive's employment with the Company shall terminate effective on the 30th day after receipt of such notice by the Executive (the "Disability Effective Date"), provided that, within the 30 days after such receipt, the Executive shall not have returned to full-time performance of the Executive's duties. For purposes of this Agreement, "Disability" shall mean termination of the Executive's employment upon satisfaction of the requirements to receive benefits under the Company's long-term disability plan.

                  (b) Cause. The Company may terminate the Executive's employment during the Employment Period for Cause. For purposes of this Agreement, "Cause" shall mean:

                           (i)      the continued and willful failure of the
Executive to perform substantially the Executive's duties with the Company or one of its affiliates (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to the Executive by the Company which specifically identifies the manner in which the Company believes that the Executive has not substantially performed the Executive's duties and a reasonable time for such substantial performance has elapsed since delivery of such demand, or

                           (ii)     the willful engaging by the Executive in
illegal conduct or gross misconduct which is materially injurious to the Company.

For purposes of this provision, no act or failure to act, on the part of the Executive, shall be considered "willful" unless it is done, or omitted to be done, by the Executive in bad faith or without reasonable belief that the Executive's action or omission was in the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or upon the instructions of the Chairman of the Board or a senior executive officer of the Company or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of the Company. Following a Change in Control (as defined herein), the Company's termination of the Executive's employment shall not be deemed to be for Cause unless and until there shall have been delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of not less than three-fourths of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice is provided to the Executive and the Executive is given an opportunity, together with counsel, to be heard before such Board), finding that, in the good faith opinion of such Board, the Executive is guilty of the conduct described in subparagraph (i) or (ii) above, and specifying the particulars thereof in detail.

                  (c) Good Reason. The Executive's employment may be terminated by the Executive for Good Reason. For purposes of this Agreement, "Good Reason" shall mean, in the absence of a written consent of the Executive which expressly refers to a provision of this Section 3(c):

                           (i)      prior to a Change in Control, the
substantial diminution in the overall importance of the Executive's role, as determined by balancing (A) any increase or decrease in the scope of the Executive's management responsibilities against (B) any increase or decrease in the relative sizes of the businesses, activities or functions (or portions thereof) for which the Executive has responsibility; provided, however, that none of (I) a change in the Executive's title, (II) a change in the hierarchy,
(III) a change in the Executive's responsibilities from line to staff or vice versa, and (IV) placing the Executive on temporary leave pending an inquiry into whether the Executive has engaged in conduct that could constitute "Cause" under this Agreement, either individually or in the aggregate shall be considered Good Reason;

                           (ii)     any failure by the Company to comply with
any material provision of this Agreement (including, without limitation, any provision of Section 2 of this Agreement), other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive;

                           (iii)    any purported termination by the Company of
the Executive's employment otherwise than as expressly permitted by this Agreement;

                           (iv)     at any time prior to the Executive reaching
age 63, the Company giving notice to the Executive of its intention not to extend the term of this Agreement as provided in Section 1(b);

                           (v)      following a Change in Control, the
relocation of the principal place of the Executive's employment to a location that is more than 35 miles from such principal place of employment immediately prior to the date the proposed Change in Control is publicly announced, or the Company's requiring the Executive to travel on Company business to a substantially greater extent than required immediately prior to the Change in Control;

                           (vi)     following a Change in Control, the Company's
requiring the Executive or all or substantially all of the employees of the Company who report directly to the Executive immediately prior to the date the proposed Change in Control is publicly announced to be based at any office or location other than such person's office or location on such date;

                           (vii)    any failure by the Company to comply with
and satisfy Section 9(c) of this Agreement; or

                           (viii)   following a Change in Control, assignment to
the Executive of any duties inconsistent in any respect with the Executive's position as in effect immediately prior to the public announcement of the proposed Change in Control (including status, offices, titles and reporting requirements), authority, duties or responsibilities, or any other action by the Company which results in any diminution in such position, authority, duties or responsibilities.

For purposes of this Section 3(c), any good faith determination of "Good Reason" made by the Executive after a Change in Control shall be conclusive (including any such determination when the Executive is then eligible for Retirement). In the event the Company challenges the Executive's determination of Good Reason, the Company shall continue to make the payments and provide the benefits to the Executive as set forth in Section 4(a). If it is finally determined pursuant to the procedures set forth in this Agreement that the Executive's termination was not for Good Reason, the Executive shall reimburse the Company the amounts to which it is finally determined to be entitled.

                  (d) Notice of Termination. Any termination by the Company for Cause, or by the Executive for Good Reason, shall be communicated by Notice of Termination to the other party hereto given in accordance with this Agreement. For purposes of this Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date (which date shall be not more than 30 days after the giving of such notice). The failure by the Executive or the Company to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason or Cause shall not waive any right of the Executive or the Company, respectively, hereunder or preclude the Executive or the Company, respectively, from asserting such fact or circumstance in enforcing the Executive's or the Company's rights hereunder. To be effective, a Notice of Termination given by the Executive terminating employment with the Company for Good Reason must be received by the Company no later than 60 days from the event(s) giving rise to the Good Reason termination.

                  (e) Date of Termination. "Date of Termination" means (i) if the Executive's employment is terminated by the Company for Cause, the date of receipt of the Notice of Termination, unless the Company agrees to a later date no more than 30 days after such notice, as the case may be, (ii) if the Executive's employment is terminated by the Executive for Good Reason or Retirement, the date of receipt of the Notice of Termination or any later date specified therein within 30 days of such notice, as the case may be, (iii) if the Executive's employment is terminated by the Company other than for Cause or Disability, the date on which the Company notifies the Executive of such termination or any later date specified therein within 30 days of such notice, as the case may be, (iv) if the Executive's employment is terminated by reason of death or Disability, the date of death of the Executive or the Disability Effective Date, as the case may be, and (v) if the Executive's employment is terminated by the Executive for other than Good Reason, death, Disability or Retirement, the date that is 60 days after the date of receipt of the Notice of Termination by the Company, provided, however, the Company may elect to waive such notice or place the Executive on paid leave for all or any part of such 60-day period during which the Executive will be entitled to continue to receive the Annual Base Salary but shall not receive any Annual Bonus or any other payment from the Company other than reimbursement for expenses as contemplated in Section 2(b)(iii) and continued participation in the employee benefit plans as contemplated in Section 2(b)(ii).

                  (f) Change in Control. For purpose of this Agreement, a "Change in Control" shall mean:

                           (i)      The acquisition by any individual, entity or
group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"; provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in
Control: (1) any acquisition directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (4) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) of this Section 3(f); or

                           (ii)     Individuals who, as of the date hereof,
constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or contests by or on behalf of a Person other than the Board; or

                           (iii)    Consummation of a reorganization, merger,
share exchange or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from the Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board immediately prior to the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                           (iv)     Approval by the stockholders of the Company
of a complete liquidation or dissolution of the Company.

         4. Obligations of the Company upon Termination. (a) Good Reason; Company Termination other than for Cause, Death, Disability or Retirement. If, during the Employment Period, the Company shall terminate the Executive's employment other than for Cause, Death, Disability or Retirement or the Executive shall terminate employment for Good Reason:

                           (i)      the Company shall pay to the Executive in a
lump sum in cash within 30 days after the Date of Termination the aggregate of
(A) the Executive's Annual Base Salary through the Date of Termination to the extent not theretofore paid, and (B) the product of (1) an Annual Bonus of an amount equal to the greater of (x) the highest annual cash incentive bonus paid by the Company to the Executive for the three calendar years prior to the Date of Termination or (y) the Executive's then applicable "target" incentive bonus under the then applicable cash incentive compensation plan prior to the Date of Termination (the greater of clauses (x) or (y) is defined as the "Base Bonus"), and (2) a fraction, the numerator of which is the number of days in the fiscal year in which the Date of Termination occurs through the Date of Termination, and the denominator of which is 365, to the extent not theretofore paid (the "Pro Rata Bonus"), (C) any unpaid Annual Bonus for the prior year, (D) any compensation previously deferred by the Executive (together with any accrued interest or earnings thereon), (E) any accrued paid time off, in each case to the extent not theretofore paid (the sum of the amounts described in clauses
(A), (B), (C), (D) and (E) shall be hereinafter referred to as the "Accrued Obligations"), and (F) the unpaid portion of the Retention Payment shall become vested and shall be paid in a lump sum in cash, discounted to present value based on a 6.15% discount rate.

For purposes of determining the Base Bonus hereunder, the Company shall exclude any special or one-time bonuses (including the Retention Payment) and any premium enhancements to bonuses but shall include any Annual Bonus and any portions of bonuses (other than the excluded bonuses) which have been deferred by the Executive;

                           (ii)     for each of the three years after the
Executive's Date of Termination (the "Compensation Continuance Period"), the Company shall pay to the Executive a cash benefit equal to the sum of (A) the Executive's highest Annual Base Salary during the twelve months immediately prior to the Date of Termination, (B), the Base Bonus, and (C) the amount equal to the highest matching contribution by the Company to the Executive's account in the Company's 401(k) plan for the five years immediately prior to the Date of Termination (the payments described in clauses (A), (B) and (C) shall be hereinafter referred to as the "Compensation Continuance Payments" and, together with the benefits referred to in Sections 4(a)(iii), (iv), (v), (vi) and (vii), shall be hereinafter referred to as the "Compensation Continuance Benefits"). The Company shall make the Compensation Continuance Payments no more frequently than semi-monthly (and may make the Compensation Continuance Payments in accordance with the Company's normal payroll policies and practices), and shall withhold from the Compensation Continuance Payments all applicable federal, state and local taxes. Notwithstanding anything contained in this Agreement to the contrary, in the event a Change of Control has occurred on or prior to the Date of Termination, the Company shall pay the Compensation Continuance Payments to the Executive in a lump sum in cash within 30 days after the Date of Termination.

                           (iii)    during the Compensation Continuance Period
(or for the remainder of the Executive's life if such Date of Termination is after a Change in Control), or such longer period as may be provided by the terms of the appropriate plan, program, practice or policy, the Company shall continue medical, dental and life insurance benefits to the Executive and/or the Executive's family on a substantially equivalent basis to those which would have been provided to them in accordance with the medical, dental and life insurance plans, programs, practices and policies described in Section 2(b)(iv) of this Agreement if the Executive's employment had not been terminated. Notwithstanding the foregoing, in the event the Executive becomes reemployed with another employer and becomes eligible to receive medical, dental and/or life insurance benefits from such employer, the medical, dental and/or life insurance benefits described herein shall be secondary to such benefits during the period of the Executive's eligibility, but only to the extent that the Company reimburses the Executive for any increased cost and provides any additional benefits necessary to give the Executive the benefits provided hereunder. For purposes of determining eligibility (but not the time of commencement of benefits) of the Executive for retiree benefits pursuant to such plans, practices, programs and policies, the Executive shall be considered to have terminated employment with the Company on the Date of Termination. Notwithstanding the foregoing, if the Company reasonably determines that providing continued coverage under one or more of its welfare benefit plans contemplated herein could adversely affect the tax treatment of other participants covered under such plans, or would otherwise have adverse legal ramifications, the Company may, in its discretion, either (A) provide other coverage at least as valuable as the continued coverage through insurance or otherwise, or (B) pay the Executive a lump sum cash amount that reasonably approximates the after-tax value to the Executive of the premiums for continued coverage, in lieu of providing such continued coverage;

                           (iv)     (A) all equity incentive awards granted to
the Executive prior to August 31, 2000, shall become fully vested and immediately payable and all restrictions shall lapse, and (B) for all other equity incentive awards granted to the Executive after August 31, 2000, during the Compensation Continuance Period, to the extent not otherwise vested in accordance with the Company's stock compensation plans, all unvested options to purchase shares of Company common stock and restricted stock awards will continue to vest in accordance with the applicable terms of such stock option or restricted stock grants as if the Executive's employment with the Company had not been terminated. At the end of the Compensation Continuance Period, to the extent not otherwise vested in accordance with the preceding sentence, all unvested stock options and restricted stock awards will vest.

Notwithstanding the termination of the Executive's employment with the Company, all stock options granted to the Executive as of the date of this Agreement and during the Employment Period will be exercisable until the scheduled expiration date of such stock options; provided, however, in the event any such stock options are designated as "incentive stock options" pursuant to section 422 of the Code (as defined herein), such stock options shall be treated as non-qualified stock options for purposes of this sentence to the extent that they are exercised after the period specified in section 422(a)(2) of the Code (to the extent such provision applies);

                           (v)      during the Compensation Continuance Period,
the Executive shall be entitled to continue to participate in the Company's fringe benefit and perquisite plans or programs in which the Executive participated immediately prior to the Date of Termination, in each case in accordance with the Company's plans, programs, practices and policies;

                           (vi)     to the extent not theretofore paid or
provided, the Company shall timely pay or provide to the Executive any other amounts or benefits required to be paid or provided or which the Executive is eligible to receive under any plan, program, policy or practice or contract or agreement of the Company and its affiliated companies (excluding any severance plan, program, policy or practice) through the Date of Termination (such other amounts and benefits shall be hereinafter referred to as the "Other Benefits"); and

                           (vii)    the Company will provide outplacement
services to the Executive in accordance with the Company's policies generally applicable to involuntarily terminated employees.

                  (b) Death. If the Executive's employment is terminated by reason of the Executive's death during the Employment Period, this Agreement shall terminate without further obligations to the Executive's legal representatives under this Agreement, other than for payment of Accrued Obligations, Other Benefits, and the payment of an amount equal to the Executive's Annual Base Salary. Accrued Obligations and cash payments pursuant to the preceding sentence shall be paid to the Executive's estate or beneficiary, as applicable, in a lump sum in cash within 30 days of the Date of Termination. Any unpaid portion of the Retention Payment shall be paid in a lump sum in cash within 30 days of the Date of Termination, discounted to present value based on a 6.15% discount rate. In addition, all equity incentive awards granted to the Executive prior to August 31, 2000, shall become fully vested and immediately payable and all restrictions shall lapse and all other equity incentive awards granted to the Executive after August 31, 2000, shall be treated in accordance with the terms of the applicable stock incentive plan and the applicable stock award agreement. With respect to the provision of Other Benefits, the term Other Benefits as utilized in this Section 4(b) shall include, without limitation, and the Executive's estate and/or beneficiaries shall be entitled to receive, death benefits then applicable to the Executive.

                  (c) Retirement. If the Executive's employment is terminated by reason of the Executive's Retirement during the Employment Period, this Agreement shall terminate without further obligations to the Executive under this Agreement, other than for payment of Accrued Obligations and Other Benefits. Accrued Obligations shall be paid to the Executive in a lump sum in cash within 30 days of the Date of Termination. Any unpaid portion of the Retention Payment shall be paid in a lump sum in cash within 30 days of the Date of Termination, discounted to present value based on a 6.15% discount rate. In addition, all equity incentive awards granted to the Executive prior to August 31, 2000, shall become fully vested and immediately payable and all restrictions shall lapse and all other equity incentive awards granted to the Executive after August 31, 2000, shall be treated in accordance with the terms of the applicable stock incentive plan and the applicable stock award agreement. With respect to the provision of Other Benefits, the term Other Benefits as utilized in this
Section 4(c) shall include, without limitation, and the Executive shall be entitled to receive, all retirement benefits then applicable to the Executive.

                  (d) Disability. If the Executive's employment is terminated by reason of the Executive's Disability during the Employment Period, this Agreement shall terminate without further obligations to the Executive, other than for payment of Accrued Obligations, Other Benefits, and the payment of an amount equal to the Executive's Annual Base Salary. Accrued Obligations and the cash payments pursuant to the preceding sentence shall be paid to the Executive in a lump sum in cash within 30 days of the Date of Termination. Any unpaid portion of the Retention Payment shall be paid in a lump sum in cash within 30 days of the Date of Termination, discounted to present value based on a 6.15% discount rate. In addition, all equity incentive awards granted to the Executive prior to August 31, 2000, shall become fully vested and immediately payable and all restrictions shall lapse and all other equity incentive awards granted to the Executive after August 31, 2000, shall be treated in accordance with the terms of the applicable stock incentive plan and the applicable stock award agreement. With respect to the provision of Other Benefits, the term Other Benefits as utilized in this Section 4(d) shall include, and the Executive shall be entitled after the Disability Effective Date to receive, disability and other benefits then applicable to the Executive.

                  (e) Cause; Other than for Good Reason. If the Executive's employment shall be terminated by the Company for Cause or by the Executive without Good Reason (other than for Retirement) during the Employment Period, this Agreement shall terminate without further obligations of the Company to the Executive other than the obligation to pay to the Executive (x) his Annual Base Salary through the Date of Termination, (y) the amount of any compensation previously deferred by the Executive, and (z) Other Benefits, in each case only to the extent owing and theretofore unpaid.

         5. Non-exclusivity of Rights. Nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any plan, program, policy or practice provided by the Company or any of its affiliated companies and for which the Executive may qualify (excluding any severance plan or program of the Company), nor subject to Section 11(f), shall anything herein limit or otherwise affect such rights as the Executive may have under any contract or agreement with the Company or any of its affiliated companies. Amounts which are vested benefits or which the Executive is otherwise entitled to receive under any plan, policy, practice or program of or any contract or agreement with the Company or any of its affiliated companies at or subsequent to the Date of Termination shall be payable in accordance with such plan, policy, practice or program or contract or agreement except as explicitly modified by this Agreement.

         6. Full Settlement. Except as specifically provided in this Agreement, the Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against the Executive or others. In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement and, such amounts shall not be reduced whether or not the Executive obtains other employment. The Executive acknowledges and agrees that subject to the payment by the Company of the benefits provided in this Agreement to the Executive, in no event will the Company or its subsidiaries or affiliates be liable to the Executive for damages under any claim of breach of contract as a result of the termination of the Executive's employment. In the event of such termination, the Company shall be liable only to provide the benefits specified in this Agreement. The Company agrees to pay as incurred, to the full extent permitted by law, all legal fees and expenses which the Executive may reasonably incur as a result of any contest by the Company, the Executive or others of the validity or enforceability of, or liability under, any provision of this Agreement or any guarantee of performance thereof (including as a result of any contest by the Executive about the amount of any payment pursuant to this Agreement), plus in each case interest on any delayed payment at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Internal Revenue Code of 1986, as amended (the "Code"). Notwithstanding the foregoing, if it is finally judicially determined that the Executive brought any claims contemplated in the previous sentence in bad faith, the Executive shall reimburse the Company for such fees and expenses which are reasonably related to such bad faith claim.

         7. Covenants. (a) The Executive shall hold in a fiduciary capacity for the benefit of the Company all secret, non-public or confidential information, knowledge or data relating to the Company or any of its affiliated companies, and their related businesses, which shall have been obtained by the Executive during the Executive's employment by the Company or any of its affiliated companies (or predecessors thereto). After termination of the Executive's employment with the Company, the Executive shall not, without the prior written consent of the Company or as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than the Company and those designated by it. In addition to the foregoing, the Executive will refrain from taking any action or making any statements, written or oral, which are intended to or which disparage the business, goodwill or reputation of the Company or any of its affiliated companies, or their respective directors, officers, executives or other employees, or which could adversely affect the morale of employees of the Company or any of its affiliated companies.

                  (b) (i) While employed by the Company and for three years after the Date of Termination (which may include the Compensation Continuance Period), the Executive shall not, directly or indirectly, on behalf of the Executive or any other person, (A) solicit for employment by other than the Company, (B) encourage to leave the employ of the Company, or (C) interfere with the Company's or its affiliated companies' relationship with, any person employed by the Company or its affiliated companies.

                           (ii)     While employed by the Company and for three
years after the Date of Termination (which may include the Compensation Continuance Period), the Executive will not become a director, officer, employee or consultant engaging in activities similar to those performed by a senior officer for any business which is in competition with any line of business of the Company or its affiliates and in which the Executive participated in a direct capacity while he was employed by the Company or its affiliates (including predecessors thereof) at any time within the one year period preceding the Effective Date and which has offices in any location in which the Executive had supervisory responsibility in the geographic footprint of First Union National Bank (or successors thereto, including but not limited to, Florida, Georgia, South Carolina, Tennessee, North Carolina, Virginia, Maryland, Pennsylvania, New Jersey, Delaware, New York, Connecticut, and Washington, D.C. plus any other state or states added during the Employment Period) during that one year period. The Executive expressly acknowledges the reasonableness of such restrictions and such geographic area. Further, during such period, the Executive will not acquire an equity or equity-like interest in such an organization for his own account, except that he may acquire equity interests of not more than 5% of any such organization from time to time as an investment. Notwithstanding anything to the contrary contained herein, this Section 7(b)(ii) shall not apply if the Executive terminates employment with the Company pursuant to Retirement or the Executive terminates employment with the Company for any reason following a Change in Control or the Company terminates the Executive's employment for any reason following a Change in Control. Upon the Executive's request to the Company's Chief Executive Officer, the Company will provide an advance opinion as to whether a proposed activity would violate the provisions of this Section 7(b)(ii).

                           (iii)    During the Compensation Continuance Period,
the Executive shall provide consulting services to the Company at such time or times as the Company shall reasonably request, subject to appropriate notice and to reimbursement by the Company of all reasonable travel and other expenses incurred and paid by the Executive in accordance with the Company's then-current policy for expense reimbursement. In the event the Executive shall engage in any employment permitted hereunder during the Compensation Continuance Period for another employer or on a self-employed basis, the Executive's obligation to provide the consulting services hereunder shall be adjusted in accordance with the requirements of such employment.

                  (c)      In the event of a breach or threatened breach of this
Section 7, the Executive agrees that the Company shall be entitled to injunctive relief in a court of appropriate jurisdiction to remedy any such breach or threatened breach and, prior to a Change in Control, the Company may terminate the Compensation Continuance Period and the Compensation Continuance Benefits, if applicable, in its sole discretion. The Executive acknowledges that monetary damages would be inadequate and insufficient remedy for a breach or threatened breach of Section 7. Following the occurrence of a Change in Control, in no event shall an asserted violation of the provisions of this Section 7 constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement. If it is finally determined pursuant to the procedures set forth in this Agreement that the Executive did not breach this
Section 7, the Company shall reimburse the Executive the amounts to which it is finally determined to be entitled.

                  (d) Any termination of the Executive's employment or of this Agreement shall have no effect on the continuing operation of this Section 7; provided, however, upon termination of this Agreement due to the Company's or the Executive's failure to extend the term of this Agreement pursuant to Section 1(b), Section 7(b)(ii) shall no longer apply to the Executive if the Executive's employment shall terminate after the term of this Agreement expires; and provided, further, Section 7(b)(ii) shall not apply if the Executive terminates employment with the Company pursuant to Retirement or the Executive terminates employment with the Company for any reason following a Change in Control or the Company terminates the Executive's employment for any reason following a Change in Control.

                  (e) The Executive hereby agrees that prior to accepting employment with any other person or entity during the Employment Period or during the three years following the Date of Termination (which may include the Compensation Continuance Period), the Executive will provide such prospective employer with written notice of the existence of this Agreement and the provisions of Section 3(e) and this Section 7, with a copy of such notice delivered simultaneously to the Company in accordance with Section 11(c). The foregoing provision shall not apply if the Company terminates the Executive's employment without Cause following a Change in Control, or if the Executive terminates his employment for Good Reason following a Change in Control.

         8. Certain Additional Payments by the Company. (a) Anything in this Agreement to the contrary notwithstanding and except as set forth below, in the event it shall be determined that any payment or distribution by the Company to or for the benefit of the Executive following a Change in Control (whether paid or payable or distributed or distributable pursuant to the terms of the Agreement or otherwise, but determined without regard to any additional payments required under this Section 8) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code (or any successor statute) or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

                  (b) Subject to the provisions of Section 8(c), all determinations required to be made under this Section 8, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by KPMG LLP or such other certified public accounting firm reasonably acceptable to the Company (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and the Executive within 30 business days of the receipt of notice from the Company that there has been a Payment, or such earlier time as is requested by the Company. All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 8, shall be paid by the Company to the Executive by the due date for the payment of any Excise Tax, or, if earlier, 30 days after the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to Section 8(c) and the Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive.

                  (c) The Executive shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten business days after the Executive is informed in writing of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

                           (i)      give the Company any information reasonably
requested by the Company relating to such claim,

                           (ii)     take such action in connection with
contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

                           (iii)    cooperate with the Company in good faith in
order to effectively contest such claim, and

                           (iv)     permit the Company to participate in any
proceedings relating to such claim;

provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 8(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

                  (d) If, after the receipt of an amount advanced by the Company pursuant to Section 8(c), the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall (subject to the Company's complying with the requirements of Section 8(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto) upon receipt thereof. If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 8(c), a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial or refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

                  (e) For purposes of this Section 8, any reference to the Executive shall be deemed to include the Executive's surviving spouse, estate and/or beneficiaries with respect to payments or adjustments provided by this
Section 8.

         9. Successors. (a) This Agreement is personal to the Executive and without the prior consent of the Company shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution.

                  (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

                  (c) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly in writing and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

         10. Arbitration. Except with respect to the Company's rights to injunctive relief for matters arising under Section 7 of this Agreement, any disputes or controversies arising under or in connection with this Agreement (including, without limitation, whether any such disputes or controversies have been brought in bad faith) shall be settled exclusively by arbitration in Charlotte, North Carolina in accordance with the commercial arbitration rules of the American Arbitration Association then in effect; provided, however, that the Company may invoke the American Arbitration Association's Optional Rules for Emergency Measures of Protection. Judgment may be entered on the arbitrator's award in any court having jurisdiction.

         11. General Provisions. (a) Governing Law; Amendment; Modification. This Agreement shall be governed and construed in accordance with the laws of the State of North Carolina, without reference to principles of conflict of laws. This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto.

                  (b) Severability. If, for any reason, any provision of this Agreement is held invalid, such invalidity shall not affect any other provision of this Agreement not held so invalid, and each such other provision shall to the full extent consistent with law continue in full force and effect. If any provision of this Agreement shall be held invalid in part, such invalidity shall in no way affect the rest of such provision not held so invalid and the rest of such provision, together with all other provisions of this Agreement, shall to the full extent consistent with law continue in full force and effect.

                  (c) Notices. All notices under this Agreement shall be in writing and shall be deemed effective when delivered in person (in the Company's case, to its Secretary) or forty-eight (48) hours after deposit thereof in the U.S. mail, postage prepaid, for delivery as registered or certified mail -- addressed, in the case of the Executive, to such Executive at his residential address, and in the case of the Company, to its corporate headquarters, attention of the Secretary, or to such other address as the Executive or the Company may designate in writing at any time or from time to time to the other party. In lieu of notice by deposit in the U.S. mail, a party may give notice by telegram or telex.

                  (d) Tax Withholding. The Company may withhold from any amounts payable under this Agreement such Federal, state, local or foreign taxes as shall be required to be withheld pursuant to any applicable law or regulation.

                  (e) Strict Compliance. The Executive's or the Company's failure to insist upon strict compliance with any provision of this Agreement or the failure to assert any right the Executive or the Company may have hereunder, including, without limitation, the right of the Executive to terminate employment for Good Reason pursuant to Section 3(c) of this Agreement, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement. The waiver, whether express or implied, by either party of a violation of any of the provisions of this Agreement shall not operate or be construed as a waiver of any subsequent violation of any such provision.

                  (f) Entire Understanding. From and after the Effective Date this Agreement shall supersede any other agreement between the parties with respect to the subject matter hereof, including without limitation, the Employment Agreement between the Company and the Executive dated as of March 9, 1998, and the Employment Agreement between the Company and the Executive dated as of August 31, 2000.

                  (g) Conflicts with Plans. To the extent any plan, policy, practice or program of or contract or agreement with the Company attempts to cap, restrict, limit or reduce payments to the Executive hereunder, such caps, restrictions, limitations or reductions are expressly modified to permit the payments contemplated hereby and the parties intend that the terms of this Agreement shall be construed as having precedence over any such caps, restrictions, limitations or reductions.

                  (h) Release and Waiver of Claims. In consideration of any Compensation Continuance Benefits the Company provides to the Executive under this Agreement, the Executive upon termination of employment with the Company shall execute a separate general release and waiver of claims in favor of the Company, its affiliates and personnel in a form acceptable to the Company. The Executive shall not be eligible for any Compensation Continuance Benefits until the Executive has executed such release and waiver of claims.

                  (i) Creditor Status. No benefit or promise hereunder shall be secured by any specific assets of the Company. The Executive shall have only the rights of an unsecured general creditor of the Company in seeking satisfaction of such benefits or promises.

                  (j) No Assignment of Benefits. No right, benefit or interest hereunder shall be subject to assignment, encumbrance, charge, pledge, hypothecation or set off in respect of any claim, debt or obligation, or similar process.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its officers thereunto duly authorized, and the Executive has signed this Agreement under seal, all as of the date and year first above written.

WACHOVIA CORPORATION                        ATTEST:                      [SEAL]


By: /s/ G. Kennedy Thompson                 /s/ Mark C. Treanor
    ----------------------------            -------------------
Name: G. Kennedy Thompson                   Mark C. Treanor
Title: Chief Executive Officer              Secretary



/s/ Stephen E. Cummings               (SEAL)
--------------------------------
Stephen E. Cummings